                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           PLAYBOY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:


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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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

                                     LOGO

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                               NOVEMBER 13, 1996

  As a stockholder of Playboy Enterprises, Inc. (the "Company"), you are hereby notified of and cordially invited to attend the Annual Meeting of Stockholders of the Company to be held at The Museum of Television & Radio, 465 North Beverly Drive, Beverly Hills, CA 90210, on Wednesday, November 13, 1996 at 9:30 a.m., local time, for the following purposes:

  1. To elect six directors for the ensuing year, or until their successors are elected and qualified;

  2. To approve amendments to and restatement of the Playboy Enterprises, Inc. 1995 Stock Incentive Plan;

  3. To approve the Playboy Enterprises, Inc. Employee Stock Purchase Plan;

  4. To approve the Playboy Enterprises, Inc. Incentive Compensation Plan for Anthony J. Lynn;
  5. To approve the Playboy Enterprises, Inc. Incentive Compensation Plan for Herbert M. Laney;

  6. To ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the current fiscal year; and

  7. To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed the close of business on September 16, 1996 as the record date for the determination of holders of the Class A Common Stock entitled to notice of and to vote at the meeting. An alphabetical list of such stockholders, their addresses and number of shares owned shall be on display for all purposes germane to the meeting during ordinary business hours starting at 10:00 a.m. on November 1, 1996 and ending at the close of business on November 12, 1996 in the Company's Los Angeles offices located at 9242 Beverly Boulevard, Beverly Hills, CA 90210. The list shall be available in the office of the Company's Director of Security. The list shall also be on display at the annual meeting.

  We hope that you will be present at the meeting. If you cannot attend and you are the owner of Class A Common Stock, please date and sign the enclosed proxy card and return it at your earliest convenience in the envelope provided so that your shares will be represented. The envelope requires no postage if mailed in the United States.

October 18, 1996

                                   By Order of the Board of Directors

                                   LOGO
                                   Howard Shapiro
                                   Secretary

                           PLAYBOY ENTERPRISES, INC.
                          680 NORTH LAKE SHORE DRIVE
                            CHICAGO, ILLINOIS 60611

                               ----------------

                                PROXY STATEMENT

                               ----------------

                            SOLICITATION OF PROXIES

  This Proxy Statement is being mailed by Playboy Enterprises, Inc. (the "Company") to all holders of Class A Common Stock, par value $0.01 per share ("Class A Stock"), and Class B Common Stock, par value $0.01 per share ("Class B Stock" and together with the Class A Stock, the "Common Stock") of the Company on or about October 18, 1996 in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of stockholders to be held November 13, 1996. Each proxy duly executed and received prior to the meeting will be voted according to its terms. At any time before the proxy is voted, it may be revoked either by giving a later proxy, by written notification to the Secretary of the Company or by appearing at the meeting and voting the shares. Pursuant to the Company's Restated Certificate of Incorporation, the Class B Stock has no voting rights with respect to any matter to be presented at the annual meeting.

  The solicitation of proxies will be primarily by mail. Proxies may also be solicited personally and by telephone by officers and full-time employees of the Company, none of whom will receive any additional compensation for such activity. The expenses of solicitation will be borne by the Company. Such expenses may also include ordinary charges and expenses of brokerage houses and other fiduciaries for forwarding documents to beneficial owners.

  Only holders of record of Class A Stock as of the close of business on September 16, 1996 will be entitled to vote at the meeting or any adjournment thereof. As of such date, the Company had outstanding 4,748,954 shares of Class A Stock, having one vote per share and constituting the Company's only class of voting securities.

  Properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more particular proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved. Abstentions will be disregarded in the tabulation of the voting results on the election of directors and will be treated as a vote against all other proposals to which they pertain. Broker non-votes will be treated neither as a vote for nor as a vote against any proposals to which such broker non-votes apply.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  As of August 31, 1996, the only party known to the Company to be the beneficial owner of 5% or more of the Company's voting securities was:

                                                       NUMBER OF SHARES PERCENT
NAME AND ADDRESS                                       OF CLASS A STOCK OF CLASS
----------------                                       ---------------- --------
Hugh M. Hefner, Trustee
The Hugh M. Hefner 1991 Trust(1)
9242 Beverly Boulevard
Beverly Hills, CA 90210...............................    3,321,836      69.95%

--------
(1) Mr. Hefner, founder of the Company, Editor-in-Chief of Playboy magazine and Chairman Emeritus, owns these shares through The Hugh M. Hefner 1991 Trust. Mr. Hefner has sole investment and voting power over these shares of Class A Stock.

  Mr. Hefner intends to vote his shares in accordance with the recommendations made herein by the Board of Directors.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  At the meeting, six directors will be elected to serve until the next ensuing annual meeting of stockholders or until their respective successors are duly elected and qualified. The Company's bylaws allow for the election of not fewer than five nor more than ten directors as such number may be fixed by the Board of Directors (the "Board") from time to time. The Board is currently comprised of seven directors and, effective as of the date of the annual meeting, the Board intends to fix the number of directors at six. The affirmative vote of the holders of a majority of the Class A Stock represented in person or by proxy is required to elect each of the nominees. Each nominee is currently a director of the Company. If for any reason any nominee is not a candidate at the time of election (which is not expected to occur), it is intended that the proxies will be voted for the election of the other nominees named and may be voted for any substituted nominees. Proxies may not be voted for a greater number of persons than are named.

  The following information is provided with respect to the nominees for director.

CHRISTIE HEFNER
Director since 1979
Age 43

  Ms. Hefner was appointed Chairman of the Board and Chief Executive Officer of the Company in November 1988. From September 1986 to November 1988, she was Vice Chairman of the Board, President and Chief Operating Officer. From February 1984 to September 1986, she was President and Chief Operating Officer; she had been President since April 1982. From January 1978 to April 1982, she was a Corporate Vice President. She joined the Company in 1975 as Special Assistant to the Chairman of the Board. Ms. Hefner is also a member of the Board of Directors of Sealy Corporation.

DENNIS S. BOOKSHESTER
Director since 1990
Age 57

  Mr. Bookshester is presently an independent business consultant. From December 1990 to May 1991, he served as Chief Executive Officer of Zale Corporation, a company principally involved in the retail sale of jewelry. Mr. Bookshester was Corporate Vice Chairman, Chairman and Chief Executive Officer of the Retail Group of Carson Pirie Scott & Co., positions which he held from 1984 to February 1989. In addition,

Mr. Bookshester is a member of the Board of Directors of Evans, Inc., Amre, Inc., Fruit of the Loom, Inc., Sundance Homes and American Gem Corporation. Mr. Bookshester is a member of the Audit and Compensation Committees of the Board.

DAVID I. CHEMEROW
Director since April 1996
Age 45

  Mr. Chemerow has been Executive Vice President and Chief Financial Officer of ENTEX Information Services, Inc., a company principally involved in personal computer systems integration, since April 1996. Prior to joining ENTEX, he was Executive Vice President, Finance and Operations, and Chief Financial Officer of the Company since 1990. From 1988 to 1990, he served as President of Beechwood Capital Corporation, an investment company involved in acquiring and operating businesses. Mr. Chemerow is also a member of the Board of Directors of Dunham's Athleisure Corporation.

SOL ROSENTHAL
Director since 1985
Age 61

  Mr. Rosenthal has been Of Counsel to the Los Angeles law firm of Blanc Williams Johnston & Kronstadt, L.L.P. since May 1996. Prior to that he was a senior partner in the law firm of Buchalter, Nemer, Fields & Younger from 1974 through April 1996. He has served as an Arbitrator in entertainment industry disputes since 1977 and as the Writers Guild-Association of Talent Agents Negotiator since 1978. Mr. Rosenthal is a former member of the Board of Governors, Academy of Television Arts & Sciences, on which he served from 1990 to 1992; he is a former President of the Beverly Hills Bar Association and a former President of the Los Angeles Copyright Society. In addition, Mr. Rosenthal is a director of Artista Management, A.G. Mr. Rosenthal is Chairman of the Audit Committee and a member of the Compensation Committee of the Board.

RICHARD S. ROSENZWEIG
Director since 1976
Age 61

  Mr. Rosenzweig has been Executive Vice President of the Company since November 1988. From May 1982 to November 1988, he was Executive Vice President, Office of the Chairman, and from July 1980 to May 1982, he was Executive Vice President, Corporate Affairs. Before that, from January 1977 to June 1980, he had been Executive Vice President, West Coast Operations. His other positions with the Company have included Executive Vice President, Publications Group, and Associate Publisher, Playboy magazine. He has been with the Company since 1958.

SIR BRIAN WOLFSON
Director since February 1996
Age 61

  Sir Brian Wolfson has been Chairman of Global Health Alternatives Inc., a company principally involved in health products, since October 1995. He is currently a director of Fruit of the Loom, Inc., Kepner-Tregoe Inc. and Autotote Inc. and a governor of the Joseph H. Lauder Institute of the University of Pennsylvania. From January 1986 to June 1995, he served as Chairman of Wembley plc., a company engaged in the sports and entertainment industry. From 1967 to 1970, he served as joint managing director of Granada Group. Sir Brian Wolfson is a member of the Audit and Compensation Committees of the Board.

                          COMMITTEES AND COMPENSATION

  The Company has a standing Audit Committee of the Board currently comprised of Messrs. Rosenthal (who is the Chairman) and Bookshester, Robert Kamerschen (whose other business interests preclude him from standing for re-election at the Annual Meeting) and Sir Brian Wolfson. It is currently anticipated that Mr. Bookshester will assume the chairmanship of the Audit Committee after the Annual Meeting. The principal functions of the Audit Committee are to consider and recommend the selection of independent public accountants to audit the Company's financial statements, to review the Company's internal accounting policies and controls, to review with the independent accountants the scope of their audit and their recommendations and comments with respect to internal controls and accounting systems, and to reinforce the independence of the independent accountants. During fiscal year 1996, the Audit Committee held three meetings.

  The Company has a standing Compensation Committee of the Board currently comprised of Messrs. Kamerschen (who is the Chairman), Bookshester, Rosenthal and Wolfson. It is currently anticipated that Mr. Rosenthal will assume the chairmanship of the Compensation Committee after the Annual Meeting. The functions of the Compensation Committee include approving compensation, salary or termination arrangements and all proposed contracts and transactions with employees whose salaries and bonuses are more than $150,000 and less than $300,000 per year (except employees who are serving as members of the Board and the Company's Chief Financial Officer). The Compensation Committee is also responsible for reviewing and making recommendations to the Board concerning employee benefit programs, compensation, salary or termination arrangements and all proposed contracts and transactions with any employee (including Mr. Hefner) whose salary and bonus equals or exceeds $300,000 per year, and those individuals mentioned as exceptions immediately above in regard to the approval authority of the Compensation Committee. The Compensation Committee administers the 1995 Stock Incentive Plan (the "1995 Plan") for the Company's key employees and has the authority to determine which key employees will receive awards thereunder. See "Approval of Amendments to and Restatement of the Playboy Enterprises, Inc. 1995 Stock Incentive Plan." The Compensation Committee also administers the Company's Employee Stock Purchase Plan (the "Purchase Plan"), which is subject to stockholder approval. See "Approval of the Playboy Enterprises, Inc. Employee Stock Purchase Plan." The Compensation Committee will also administer the Playboy Enterprises, Inc. Incentive Compensation Plan for Anthony J. Lynn (the "Lynn Plan") and the Playboy Enterprises, Inc. Incentive Compensation Plan for Herbert M. Laney (the "Laney Plan") if such plans are approved by stockholders. See "Approval of the Playboy Enterprises, Inc. Incentive Compensation Plan for Anthony J. Lynn" and "Approval of the Playboy Enterprises, Inc. Incentive Compensation Plan for Herbert M. Laney." During fiscal year 1996, the Compensation Committee held four meetings.

  The Company does not have a standing Nominating Committee. During fiscal year 1996, the Board held six meetings. All members of the Board attended 75% or more of the aggregate of the total number of all meetings held during the fiscal year by the Board and the committees of which they were members during the period they served as such.

  Nonemployee directors receive an annual fee of $25,000, pro rated from the effective date of their election and paid quarterly. An additional fee of $750 is paid for each in-person Board meeting attended by a nonemployee director. Accordingly, for fiscal year 1996, each of Messrs. Bookshester, Kamerschen and Rosenthal received $28,750 and Sir Brian Wolfson received $9,833. Mr. Chemerow was not deemed to be a nonemployee director at any time during fiscal year 1996. Since October 1992, nonemployee directors have also been eligible to participate in the Company's Deferred Compensation Plan ("DCP") for non-employee directors, under which they may elect to defer any amount between 25% and 100% (in 25% increments) of their annual fees and per-meeting payments. Nonemployee directors who are former employees of the Company may also transfer into the DCP amounts credited to a similar deferred compensation plan for employees. The amount deferred is credited with interest each quarter based on the preceding quarter's average composite yield on corporate bonds as published by Moody's Investors Service, Inc. All amounts deferred and interest credited are 100% vested immediately and are general unsecured obligations of the Company. DCP accounts are paid in a lump sum or, in certain circumstances, in specified installments to directors upon their death or upon termination of service.

  Each nonemployee director is also a participant in the Playboy Enterprises, Inc. 1991 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Directors' Plan"). Under the Directors' Plan, each director is granted a nonqualified stock option to purchase shares of Class B Stock. An aggregate of 80,000 shares of Class B Stock are available for grant under the Directors' Plan. Each option granted is exercisable in four equal annual installments beginning on the first anniversary of the date such options were initially granted. All of such installments are cumulative and may be exercised in whole or in part. Options granted under the Directors' Plan generally expire ten years after the date of grant, though they may expire earlier or be accelerated under certain circumstances. Shares issued upon exercise of options granted under the Directors' Plan may be either treasury shares or newly issued shares. During fiscal year 1996, an option for 10,000 shares of Class B Stock was granted to Sir Brian Wolfson upon his joining the Board.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK
                      BY DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth, as of August 31, 1996, the number and percentage of shares of Common Stock beneficially owned by each Director, by each Executive Officer named in the Summary Compensation Table on page 9 (the "Named Executive Officers") and by all Directors and Executive Officers as a Group. As used in this Proxy Statement, "beneficially owned" means the sole or shared power to vote or direct the voting of a security and/or the sole or shared investment power with respect to a security (i.e., the power to dispose or direct the disposition of a security).

                                      SHARES OF PERCENT OF SHARES OF PERCENT OF
         NAME OF DIRECTOR OR           CLASS A   CLASS A    CLASS B   CLASS B
     NAMED EXECUTIVE OFFICER(1)        STOCK(2)   STOCK     STOCK(2)   STOCK
     --------------------------       --------- ---------- --------- ----------
Dennis S. Bookshester(3).............     3,000     *         14,000     *
David I. Chemerow....................       800     *         29,700     *
Christie Hefner(4)(5)(6).............    72,274    1.50      304,678    1.93
Hugh M. Hefner(6).................... 3,321,836   69.95    7,965,508   51.19
Robert Kamerschen(3)(7)..............       850     *         12,950     *
Herbert M. Laney(4)(5)...............        50     *         47,650     *
Anthony J. Lynn(4)(5)................       600     *        190,026    1.21
Sol Rosenthal(3).....................       252     *         12,756     *
Richard S. Rosenzweig(4)(5)..........    25,365     *        101,095     *
Sir Brian Wolfson....................         0     *              0     *
All Directors and Executive Officers
 as a Group
 (13 persons)(4)(5).................. 3,460,057   71.14    8,864,678   54.32

--------
   * Less than 1% of the total shares outstanding.

(1) For fiscal year 1996, in addition to Ms. Hefner and Messrs. Hefner, Laney, Lynn and Rosenzweig, the Company's executive officers were: Howard Shapiro, Executive Vice President, Law and Administration, General Counsel and Secretary; Rebecca S. Maskey, Senior Vice President, Finance; Martha
    O. Lindeman, Vice President, Corporate Communications and Investor Relations; Robert B. Beleson, Senior Vice President and Chief Marketing Officer (who terminated his employment with the Company on February 16, 1996); and David I. Chemerow, Executive Vice President, Finance and Operations, and Chief Financial Officer (who terminated his full-time employment with the Company, and ceased to be an executive officer, on April 5, 1996).

(2) In each case, beneficial ownership consists of sole voting and investment power, with the exception of Mr. Kamerschen, who owns all shares of Class A Stock and 2,950 shares of Class B Stock jointly with his wife; Mr. Laney, who owns all shares of Class A Stock and 150 shares of Class B Stock jointly with his wife; and Mr. Rosenthal, who owns two shares of Class A Stock and six shares of Class B Stock as custodian for his son. As of August 31, 1996, all Directors and Executive Officers as a Group shared voting and investment power over 902 shares of Class A Stock and 3,106 shares of Class B Stock.

(3) Includes 10,000 shares of Class B Stock which are subject to exercisable installments of stock option grants made pursuant to the Directors' Plan.

(4) Includes the following shares of Common Stock which are subject to installments of stock option grants made pursuant to the Company's 1989 Stock Option Plan (the "1989 Plan"), the 1995 Plan and the Directors' Plan, which are either exercisable, or are exercisable within 60 days of August 31, 1996.

                                                                CLASS A CLASS B
                     NAMED EXECUTIVE OFFICER                     STOCK   STOCK
                     -----------------------                    ------- -------
   Ms. Hefner..................................................  55,000 183,750
   Mr. Laney...................................................     --   17,500
   Mr. Lynn....................................................     --  161,876
   Mr. Rosenzweig..............................................  25,000  80,000
   All Directors and Executive Officers as a Group (10
    persons)................................................... 115,000 611,251

(5) Includes the following shares of Class B Stock which are subject to the vesting of restricted stock awards made pursuant to the 1995 Plan.

                                                               INITIAL UNVESTED
                     NAMED EXECUTIVE OFFICER                    GRANT  PORTION
                     -----------------------                   ------- --------
   Ms. Hefner.................................................  75,000  56,250
   Mr. Laney..................................................  30,000  22,500
   Mr. Lynn...................................................  26,250  19,687
   Mr. Rosenzweig.............................................  20,000  15,000
   All Directors and Executive Officers as a Group (7
    persons).................................................. 198,750 149,062

(6) Ms. Hefner is the daughter of Mr. Hefner.

(7) Other business interests preclude Mr. Kamerschen from standing for re-election to the Board at the Annual Meeting.

                            EXECUTIVE COMPENSATION

  The following tables set forth information regarding the compensation received by the Company's Chief Executive Officer and the other four most highly compensated executive officers, determined by reference to fiscal 1996 (the "Named Executive Officers"), for the last three fiscal years. The first table ("Compensation Earned During and With Respect to Fiscal Year") reflects salary and bonus, as well as the value of restricted stock awards and stock options granted in prior years but which vested with respect to or through the indicated fiscal year. The second and third tables ("Summary Compensation Table" and "Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values") are in the format dictated by the applicable rules of the Securities and Exchange Commission. The Summary Compensation Table reflects salary, bonus and other cash compensation earned in the designated fiscal years as well as stock options and restricted stock awards granted (without regard to vesting) in such fiscal years. The third table reflects vested and unvested stock options held as of June 30, 1996 and the value thereof as of such date.

          COMPENSATION EARNED DURING AND WITH RESPECT TO FISCAL YEAR

                         ANNUAL COMPENSATION              VESTING OF LONG-TERM COMPENSATION
                        ------------------------- --------------------------------------------------
                                                                           FISCAL YEAR- FISCAL YEAR-
                                                   VALUE OF    ESTIMATED   END VALUE OF END VALUE OF
                                                    VESTED   TAX LIABILITY   CLASS A      CLASS B
                                                   CLASS B   WITH RESPECT     STOCK        STOCK
                                                  RESTRICTED TO VESTING OF  UNDERLYING   UNDERLYING
                                                    STOCK     RESTRICTED   EXERCISABLE  EXERCISABLE
  NAME AND PRINCIPAL          SALARY      BONUS     AWARDS       STOCK       OPTIONS      OPTIONS
       POSITION         YEAR   ($)         ($)      (1)($)      (1)($)      ($)(2)(3)    ($)(2)(3)
  ------------------    ---- --------    -------- ---------- ------------- ------------ ------------
Christie Hefner........ 1996 $450,008    $337,506  $248,438     $80,618      $446,875    $1,415,469
 Chairman of the Board
  and Chief             1995  467,316(4)  247,006                              67,969       183,750
 Executive Officer      1994  448,565                                          15,625         9,375
Anthony J. Lynn........ 1996  499,982     380,000    86,960      30,827                   1,047,274
 Executive Vice
  President and         1995  483,318(4)                                                     10,938
 President,
  Entertainment Group   1994  432,677
Hugh M. Hefner......... 1996  399,986     160,000
 Chairman Emeritus and
  Editor-in-            1995  399,600(4)   98,893
 Chief                  1994  384,516
Richard S. Rosenzweig.. 1996  254,800     127,400    66,250      23,486       204,688       632,813
 Executive Vice
  President             1995  264,600(4)   81,854                              32,813        89,063
                        1994  254,612                                           7,813         4,688
Herbert M. Laney....... 1996  250,000     188,782    99,375      32,247                     135,938
 Senior Vice President
  and President,        1995  232,692(4)   33,980                                            25,000
 Catalog Group          1994  199,039                                                        10,313

--------
(1) Values of vested restricted stock awards shown in the above table are based on the closing price of Class B Stock on August 5, 1996, the date on which restrictions lapsed with respect to 25% of the shares as a result of the Company's annual operating income for fiscal 1996 exceeding $7.5 million. As a result of such vesting, each of the Named Executive Officers who held a restricted stock award became liable for payment of taxes owed on the value of such vested shares. The Company did not withhold shares of restricted stock to satisfy, or otherwise fund, the tax obligations related to such vesting.

(2) Value of stock options under the 1989 Plan and the 1995 Plan that were exercisable as of the respective year-end are based on the difference between the closing price of Class A Stock or Class B Stock, as applicable, on June 30 (or the last business day) of the indicated fiscal year and the exercise price of such option. The closing price of the Class A Stock was $14.875 at June 28, 1996, $8.00 at June 30, 1995, and $7.00 at
    June 30, 1994. The closing price of the Class B Stock was $14.75 at June 28, 1996, $7.875 at June 30, 1995 and $6.75 at June 30, 1994.

(3) The year-to-year increase in value of stock underlying exercisable options is a function of both increases in the market price of the Common Stock underlying options and the vesting of options. The following tables reflect, for year-to-year increases in the value of Class A Stock and Class B Stock underlying options, the amount of the increase attributable to appreciation in the market price of such stock, the amount of the increase attributable to the vesting of additional options and the total increase as reflected in the table above.

                                                CLASS A STOCK

                          1995 TO 1996 INCREASE IN VALUE  1994 TO 1995 INCREASE IN VALUE
                         -------------------------------- -------------------------------
                         APPRECIATION  VESTING            APPRECIATION  VESTING
          NAME             OF STOCK   OF OPTIONS  TOTAL     OF STOCK   OF OPTIONS  TOTAL
          ----           ------------ ---------- -------- ------------ ---------- -------
  Ms. Hefner............   $378,125      $781    $378,906   $51,563       $781    $52,344
  Mr. Rosenzweig........    171,875         0     171,875    25,000          0     25,000

                                                CLASS B STOCK

                           1995 TO 1996 INCREASE IN VALUE    1994 TO 1995 INCREASE IN VALUE
                         ---------------------------------- --------------------------------
                         APPRECIATION  VESTING              APPRECIATION  VESTING
          NAME             OF STOCK   OF OPTIONS   TOTAL      OF STOCK   OF OPTIONS  TOTAL
          ----           ------------ ---------- ---------- ------------ ---------- --------
  Ms. Hefner............  $1,134,375   $97,344   $1,231,719   $172,500     $1,875   $174,375
  Mr. Lynn..............     806,648   229,688    1,036,336          0     10,938     10,938
  Mr. Rosenzweig........     515,625    28,125      543,750     84,375          0     84,375
  Mr. Laney.............      68,750    42,188      110,938     11,250      3,437     14,687

(4) For fiscal year 1995, base salaries reflect compensation paid over 27 pay periods as compared to fiscal years 1996 and 1994 in which salaries reflected compensation paid over 26 pay periods. Base salaries in effect for Ms. Hefner and Messrs. Hefner and Rosenzweig for fiscal year 1995 were the same as those in effect for fiscal year 1994.

                          SUMMARY COMPENSATION TABLE

  The following table reflects salary, bonus and other cash compensation earned in the last three fiscal years as well as stock options and restricted stock awards granted (without regard to vesting) in such fiscal years.

                         ANNUAL COMPENSATION        LONG-TERM COMPENSATION AWARDS
                        ------------------------- -----------------------------------
                                                             SECURITIES
                                                   CLASS B   UNDERLYING
                                                  RESTRICTED  OPTIONS
                                                    STOCK     CLASS B     ALL OTHER
  NAME AND PRINCIPAL          SALARY      BONUS   AWARDS(1)    STOCK     COMPENSATION
       POSITION         YEAR   ($)         ($)       ($)        (#)          ($)
  ------------------    ---- --------    -------- ---------- ----------  ------------
Christie Hefner         1996 $450,008    $337,506                           $7,721(6)
 Chairman of the Board
 and Chief Executive
 Officer
                        1995  467,316(2)  247,006  $684,375    75,000(3)     5,378
                        1994  448,565                                        2,803
Anthony J. Lynn         1996  499,982     380,000                            7,683(6)
 Executive Vice
 President and
 President,
 Entertainment Group
                        1995  483,318(2)            239,531                  5,578
                        1994  432,677                          43,750(4)     6,451
Hugh M. Hefner          1996  399,986     160,000                            8,075(6)
 Chairman Emeritus and
 Editor-in-Chief
                        1995  399,600(2)   98,893                            5,026
                        1994  384,516                                        4,070
Richard S. Rosenzweig   1996  254,800     127,400                            7,668(6)
 Executive Vice
 President
                        1995  264,600(2)   81,854   182,500    20,000(5)     4,628
                        1994  254,612                                        5,987
Herbert M. Laney        1996  250,000     188,782                            7,668(6)
 Senior Vice President
 and President,
 Catalog Group
                        1995  232,692(2)   33,980   273,750    30,000(5)     5,484
                        1994  199,039                                        5,377

--------
(1) Values of restricted stock awards under the 1995 Plan shown in the Summary Compensation Table are based on the closing price of Class B Stock on the date of grant. As of June 30, 1996, Ms. Hefner held 75,000 shares of restricted Class B Stock, valued at $1,106,250; Mr. Lynn held 26,250 shares of restricted Class B Stock, valued at $387,188; Mr. Rosenzweig held 20,000 shares of restricted Class B Stock, valued at $295,000; and Mr. Laney held 30,000 shares of restricted Class B Stock, valued at $442,500. Values as of June 30, 1996 of restricted Class B Stock are based on the closing price of the Class B Stock on June 28, 1996, the last business day of fiscal 1996. The restrictions on the stock awards will lapse in increments of 25% of the shares at the end of any fiscal year, beginning with fiscal year ended June 30, 1996, during which annual operating income first equals or exceeds $7.5 million; $10.0 million; $15.0 million; and $20.0 million. In August 1996, restrictions lapsed on 25% of the shares as a result of annual operating income for fiscal 1996 exceeding $7.5 million. Dividends are not paid on restricted Class B Stock.

(2) For fiscal year 1995, base salaries reflect compensation paid over 27 pay periods as compared to fiscal years 1996 and 1994 in which salaries reflected compensation paid over 26 pay periods. Base salaries in effect for Ms. Hefner and Messrs. Hefner and Rosenzweig for fiscal year 1995 were the same as those in effect for fiscal year 1994.
(3) Represents two stock options granted in fiscal 1995 under the 1995 Plan. The first option is an incentive stock option for 43,835 shares of Class B Stock, with an exercise price of $10.0375 (110% of fair market value on the date of grant), and an expiration date of February 6, 2000. The second option is a non-qualified stock option for 31,165 shares of Class B Stock, with an exercise price of $9.125 (100% of fair market value on the date of grant), and an expiration date of February 6, 2005. Both options vest in equal annual increments over a four-year period beginning February 6, 1996.

(4) Represents a stock option grant under the 1989 Plan which vests in equal annual increments over a four-year period beginning June 30, 1995 and expiring on June 30, 2004. On February 6, 1995, Mr. Lynn exchanged 26,250 options under the 1989 Plan for an equal number of shares of restricted stock under the 1995 Plan.

(5) Represents stock option grants under the 1995 Plan which vest in equal annual increments over a four-year period beginning February 6, 1996. The options expire on February 6, 2005.

(6) The amounts disclosed include:

  (a) Company contributions of $3,543 on behalf of each Named Executive Officer in fiscal year 1996 under the Company's Employees Investment Savings Plan.

  (b) Company matching contributions of the following amounts in fiscal year 1996 under the Company's Employees Investment Savings Plan on behalf of Ms. Hefner, $4,178; Mr. Lynn, $4,140; Mr. Hefner, $4,532; Mr.
      Rosenzweig, $4,125; and Mr. Laney, $4,125.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                              NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                         UNDERLYING UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                              AT FISCAL YEAR-END(#)            AT FISCAL YEAR-END(1)($)
                         ------------------------------- ------------------------------------
                           EXERCISABLE    UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
                         --------------- --------------- ------------------- ----------------
                         CLASS A CLASS B CLASS A CLASS B CLASS A   CLASS B   CLASS A CLASS B
                          STOCK   STOCK   STOCK   STOCK   STOCK     STOCK     STOCK   STOCK
                         ------- ------- ------- ------- -------- ---------- ------- --------
Christie Hefner
 1990 grant............. 50,000  150,000                 $409,375 $1,209,375
 1992 grant.............  5,000   15,000                   37,500    110,625
 1995 grant.............          18,750         56,250               95,469         $286,407
Anthony J. Lynn
 1992 grant.............         140,000                             875,000
 1994 grant.............          21,876         21,874              172,274          172,258
Richard S. Rosenzweig
 1990 grant............. 25,000   75,000                  204,688    604,688
 1995 grant.............           5,000         15,000               28,125           84,375
Herbert M. Laney
 1991 grant.............          10,000                              93,750
 1995 grant.............           7,500         22,500               42,188          126,563

--------
(1) Based on a closing price for Class A Stock of $14.875 per share and for Class B Stock of $14.75 per share on June 28, 1996 (the last business day of fiscal 1996) as reported in the New York Stock Exchange Composite Listing.

                     REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

  This report by the Compensation Committee and the Performance Graph on page 13 shall not be deemed to be incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended (the "Acts"), and they shall not otherwise be deemed filed under such Acts.

  The Company's executive compensation programs are administered by the Compensation Committee of the Board of Directors (the "Committee"). During fiscal year 1996, the Committee was composed of four directors who never served as officers of the Company. Messrs. Kamerschen (who is the Chairman), Bookshester and Rosenthal served as members of the Committee during the entire fiscal year 1996. In April 1996, Sir Brian Wolfson was appointed to the fourth membership seat left vacant by the departure of John R. Purcell (a former director) in November 1995.

  The Company's executive compensation programs are designed to help the Company achieve its business objectives by:

  . setting levels of compensation designed to attract and retain superior executives in a highly competitive environment;

  . providing incentive compensation that varies directly with both Company financial performance and individual contribution to that performance; and

  . linking compensation to elements which affect short- and long-term share performance.

  Consequently, the Committee considers its primary mission to structure and administer a range of compensation programs designed to enable the Company to attract and retain executive talent in a highly competitive marketplace, well-known for its individually tailored packages. The Committee periodically evaluates the competitiveness of its executive compensation programs, using information drawn from a variety of sources, including published survey data, information supplied by consultants and the Company's own experience in recruiting and retaining executives. Following are the criteria considered by the Committee in establishing compensation programs and the factors considered in determining the compensation of executives.

BASE SALARY

  The base salaries and salary ranges for executives are determined in relation to competitive market data and level of responsibility and are subject to periodic review by outside executive compensation consultants. Salary ranges are reviewed on an annual basis taking into consideration, among other things, the financial performance of the Company, and are adjusted as necessary. Executives' salaries are reviewed on an annual basis, and salary changes are based upon individual performance with consideration given to each executive's total compensation package and external market data. While some of the companies in the peer group chosen for comparison of shareholder returns in the Performance Graph on page 13 may be included in the surveys and information considered by the Committee in setting executives' salaries, there is no set peer group against which those salaries are measured. Instead, the Committee reviews broad-based industry salary data, which typically exclude financial services and not-for-profit companies, and when available, will examine industry-specific data relative to a particular position. For fiscal year 1996, the Company continued the practice of restraining base salaries and salary grade ranges and therefore based salaries slightly above the median of the data reported in relevant compensation surveys and other information considered by the Committee. This is consistent with the Company's current philosophy of focusing less on fixed compensation and more on variable performance-based compensation in the form of short-and long-term incentives.

SHORT-TERM INCENTIVES

  Executives are eligible for annual bonuses under the Company's Executive Incentive Compensation Program (the "Program"). For fiscal year 1996, participants could earn 15% to 75% of their respective July 1,

1995 base salaries with this maximum opportunity level varying by salary grade level. The total bonus amount earned is calculated based on consolidated profitability. It may also be based in part on one or more of the following: consolidated cash flows, group profitability, group cash flows, individual business segment profitability or individual business segment cash flows. A threshold level of performance is required before payments would be made. Certain executives, including all Named Executive Officers except Mr. Lynn, were entitled to, and did receive, payouts under the Program. Additionally, consistent with a frequently observed practice in the highly competitive publishing, entertainment and catalog industries, certain top executive officers' compensation arrangements include participation by the executive in the incremental profits above a fixed base of the business for which he or she is responsible. Mr. Lynn has an employment agreement pursuant to which he received profit-sharing remuneration for fiscal 1996 and he does not participate in the Program. Mr. Laney also had an agreement pursuant to which he received profit-sharing remuneration for the three-year period ended June 30, 1996 and he also participated in the Program for fiscal 1996. See "Employment and Change in Control Agreements."

LONG-TERM INCENTIVES

  Long-term incentive awards are provided by the shareholder-approved 1995 Plan. The 1995 Plan is more fully described in "Approval of Amendments to and Restatement of The Playboy Enterprises, Inc. 1995 Stock Incentive Plan." The Plan is administered by members of the Committee who, subject to the terms of the Plan, determine which "key employees" of the Company receive options and other awards, the number of shares of Class B Stock to be covered by each option or other stock award, the time or times at which the options may be exercised, the vesting of awards, the performance criteria, if any, that will determine vesting and payouts, and other administrative functions. The Committee has granted incentive stock options, non-qualified stock options and restricted stock awards under the 1995 Plan. The grants are designed to further the growth, development and financial success of the Company by providing additional incentives to key employees and assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success. Stock option grants and restricted stock awards also enable the Company to attract and retain the services of executives considered essential to the long-range success of the Company by providing them with a competitive compensation package and an opportunity to become owners of capital stock of the Company. During fiscal 1996, no stock options or restricted stock awards were granted to Ms. Hefner or the other Named Executive Officers. The Committee had determined that awards granted in prior fiscal years continued to provide adequate long-term incentives.

CHAIRMAN AND CHIEF EXECUTIVE OFFICER BASE SALARY AND BONUS

  For fiscal year 1996, Ms. Hefner's base salary was not increased consistent with the Company's preference for maintaining salaries of executives, placing greater emphasis on short- and long-term incentives as a means of increasing compensation.

  Ms. Hefner's bonus payout of $337,506 was calculated according to the Program. Ms. Hefner's maximum bonus opportunity was 75% of base salary and was based on the Company's financial results for fiscal year 1996. Seventy-five percent of the bonus was eligible to be earned based on achievement of consolidated profitability targets and 25% was based on achievement of consolidated cash flow targets. Ms. Hefner received the maximum payout under both measures.

DEDUCTIBILITY OF COMPENSATION

  In 1993, changes were made to the federal corporate income tax law that limit the ability of public companies to deduct compensation in excess of $1 million paid annually to each of the chief executive officer and the other four most highly compensated executive officers. There are exemptions from this limit, including compensation that is based on the attainment of performance goals that are established by the Committee and approved by the Company's stockholders. It is the Committee's policy to seek to qualify executive compensation for deductibility where practicable and to the extent that such policy is consistent with the Company's overall objectives in attracting, motivating and retaining its executives. In this regard, the Company is presenting the proposed amendments to and restatement of the 1995 Plan to shareholders for approval at this year's annual meeting. These amendments are designed to enable the Company to grant certain types of awards (including performance awards) that qualify for the exemption from the limit. In addition, Messrs. Lynn and Laney's special profit-sharing remuneration arrangements have been replaced by incentive compensation plans which are subject to stockholder approval and which are intended to qualify as stockholder-approved performance-based compensation plans, provided that all applicable requirements of Section 162(m) and related regulations have been complied with. See "Employment and Change in Control Agreements," "Approval of the Playboy Enterprises, Inc. Incentive Compensation Plan for Anthony J. Lynn" and "Approval of the Playboy Enterprises, Inc. Incentive Compensation Plan for Herbert M. Laney." These plans supersede and replace comparable benefits previously provided through their respective employment agreements. Finally, as it deems necessary, the Committee may consider the deferral of payment of any nondeductible compensation to the chief executive officer and the other four highest-paid executives until the payment of such compensation is determined to be tax deductible by the Company. The Committee believes that, based upon current compensation levels, compensation paid in fiscal 1996 should be fully deductible.

Submitted by the
Compensation Committee:

Robert Kamerschen, Chairman
Dennis S. Bookshester
Sol Rosenthal
Sir Brian Wolfson

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The members of the Compensation Committee during fiscal year 1996 were Robert Kamerschen, Chairman, Dennis S. Bookshester, John R. Purcell (a former director), Sol Rosenthal and Sir Brian Wolfson.

                               PERFORMANCE GRAPH

  The following graph is a comparison of the yearly percentage change in the Company's total shareholder return on its Class B Stock, with the cumulative total return of the Russell 2000 Stock Index and an index of peer companies selected by the Company consisting of companies engaged in lines of business similar to its own. In addition to the Company, these companies are: McGraw-Hill Inc., Meredith Corporation, Time Warner Inc., Tribune Company, Turner Broadcasting System, Inc., (Class B Common Stock) and The Walt Disney Company.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
   AMONG PLAYBOY ENTERPRISES, INC., THE RUSSELL 2000 INDEX AND A PEER GROUP

                     (PERFORMANCE RESULTS THROUGH 6/30/96)

[Graph showing the following plot points through representative symbols:]

                              6/91     6/92     6/93     6/94     6/95     6/96
                              ----     ----     ----     ----     ----     ----
Playboy Enterprises, Inc.     $100     $131     $142     $113     $131     $246
Peer Group                    $100     $124     $151     $150     $189     $211
Russell 2000                  $100     $115     $145     $151     $181     $224

--------
*$100 invested on 06/30/91 in stock or index- including reinvestment of dividends.

                  EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

  To aid the Company in retaining its most senior executives and certain other officers, in February 1991, the Board approved Change in Control Agreements (the "Agreements"), which provide for the payment of specified benefits to selected officers in the event their employment terminates after a "change in control" (defined below) of the Company. Ms. Hefner and Messrs. Lynn and Rosenzweig are beneficiaries of this program. Each Agreement provides that (i) a lump-sum cash payment will be made within ten days following termination, equal to 300% of the sum of the officer's annual base salary in effect immediately prior to the occurrence of the change in control and the targeted bonus for the officer's position under the Executive Incentive Compensation Plan established for the then applicable fiscal year; (ii) the amount of the payment would be subject to reduction so that no portion would be subject to the excise tax provision of the Internal Revenue Code of 1986, as amended, but only if the officer would obtain a net after-tax benefit from such reduction;
(iii) the officer will be allowed to continue his or her participation in then existing welfare benefit plans, such as medical insurance, for up to a year from the effective date of termination; (iv) the officer will remain entitled to the use of a Company-provided automobile for up to a year from the effective date of termination, or to receive a lump-sum cash payment equal to 12 times the monthly allowance provided under the Company's Executive Car Lease Program; (v) it will have an initial five-year term, automatically extended on each anniversary of its execution unless the Company or the officer gives notice that it or the officer does not wish to extend the Agreement; and (vi) payments become due and benefits are provided if, within 18 months after a change in control, the employee is involuntarily terminated for reasons other than death, disability or "cause" (defined below), or voluntarily terminates employment for certain reasons. A "change in control" is defined as (1) any liquidation or dissolution of the Company; (2) a sale, exchange or other disposition of Playboy magazine; (3) any occurrence by which The Hugh M. Hefner 1991 Trust and Christie Hefner (who is deemed to hold shares beneficially owned by the Trust to the extent Ms. Hefner has sole voting power with respect to such shares) cease, collectively, to hold at least 50% of the Company's stock entitled to vote generally in the election of Company directors; and (4) the merger, consolidation or reorganization of the Company, or sale of all or substantially all of the Company's assets, unless such transaction is initiated by the Company and, as a result of the transaction, not less than a majority of the combined voting power of the securities of the surviving or transferee corporation is held by persons who held not less than a majority of the combined voting power of the outstanding voting stock of the Company immediately prior to the transaction. Under the Agreement, "cause" is defined as conviction of a crime involving dishonesty, fraud or breach of trust, or for willfully engaging in conduct materially injurious to the Company. The Agreement also provides that the reasons for which the officer may voluntarily terminate employment without forfeiture of benefits include failure to maintain the officer in the position held prior to the change in control, removal of the officer from the Board, assignment to the officer of duties materially inconsistent with the authorities and responsibilities exercised prior to the change in control, an aggregate reduction in the officer's cash compensation, a termination or reduction in scope or value of the officer's employee benefits, a good-faith determination by the officer that, as a result of a change in circumstances following a change in control, the officer is unable to carry out the authorities or responsibilities of the officer's position, or requiring the officer to perform duties beyond a 50-mile radius from the officer's employment immediately prior to the change in control, or to travel at least 50% more than was previously required in any of the three years prior to the change in control.

  Effective June 1, 1992, the Company hired Anthony J. Lynn, pursuant to an employment contract, as President of its Entertainment Group. Mr. Lynn is charged with the responsibility of managing the Entertainment Group's television, home video and international operations. Mr. Lynn's employment contract, as amended, extends through June 30, 2000, unless terminated earlier pursuant to its terms and conditions. Mr. Lynn is to receive "Base Compensation" ranging from $525,000 (for fiscal 1997) to a maximum of $550,000 per year during the amended term plus all benefits otherwise accorded to senior executives of the Company in similar positions. Additionally, for years prior to fiscal 1997, Mr. Lynn was entitled to receive under his employment agreement "Contingent Compensation" of 5% of the amount by which specified pretax profits for the Company's Entertainment Group exceeded $2.35 million. Mr. Lynn's employment agreement also provided for payment of a bonus upon consummation of an equity disposition transaction (as defined in the agreement). Mr. Lynn's entitlement to profit-sharing remuneration for years after fiscal year 1996 and his entitlement to a bonus resulting from an equity disposition transaction will be governed by the terms of the Lynn Plan, which is subject to stockholder approval. See "Approval of the Playboy Enterprises, Inc. Incentive Compensation Plan for Anthony J. Lynn."

  During the term of the contract, management shall also recommend to the Compensation Committee the grant of options to Mr. Lynn should such grants be made generally to other members of senior management. On February 6, 1995, Mr. Lynn exchanged 26,250 options which had been granted under the 1989 Plan for an equal number of shares of restricted stock under the 1995 Plan.

  Upon termination of his employment, Mr. Lynn is entitled to receive all or a portion of his Base Compensation and benefits, depending on the date and circumstances of such termination. If the Company terminates Mr. Lynn without cause, he is entitled to receive a one-time payment equal to his Base Compensation in the year in which such termination occurs. The Lynn Plan also contains provisions regarding the payment of compensation thereunder resulting from termination of Mr. Lynn's employment.

  Effective July 1, 1993, Herbert M. Laney was named President of the Company's catalog operations. Pursuant to an agreement related to Mr. Laney's employment, Mr. Laney received in fiscal 1996 a bonus equal to 5% of the amount by which cumulative profits of the Catalog Group from 1994 through 1996 (adjusted for comparability) exceeded $14,663,000. Mr. Laney's special profit-sharing remuneration arrangement was replaced by the Laney Plan, an incentive compensation plan which is subject to stockholder approval. See "Approval of the Playboy Enterprises, Inc. Incentive Compensation Plan for Herbert M. Laney." In addition, Mr. Laney is entitled to receive a full year's severance if his employment is terminated for any reason other than cause.

                         TRANSACTIONS WITH MANAGEMENT

  The Company owns a 29-room mansion (the "Mansion") located on 5 1/2 acres in Los Angeles, which is used for various corporate activities, including serving as a valuable location for video production and magazine photography, business meetings, enhancing the Company's image, charitable functions and a wide variety of promotional and marketing purposes. The Mansion generates substantial publicity and recognition, which increases public awareness of the Company and its products and services. Facilities at the Mansion include a tennis court, swimming pool, gymnasium and other recreational facilities as well as extensive film, video, sound and security systems. The Mansion also includes accommodations for guests and serves as Mr. Hefner's office and the residence for his family (the "Hefner Family"). The Mansion has a full-time staff which maintains it, serves in various capacities at the functions held there and provides the Hefner Family, their guests, and the Company's guests with meals, beverages and other services.

  Under a 1979 lease entered into with the Company, the annual rent for the Hefner Family's basic Mansion accommodations, and the Mansion's facilities, utilities and attendant services is to be determined by independent expert appraisals based on comparable hotel accommodations. In addition, Mr. Hefner is required to pay the sum of the per unit value of nonbusiness meals, beverages and other benefits received by the Hefner Family and any of their personal guests. Standard food and beverage unit values are determined by independent expert appraisals based on fair market values. Valuations for both basic accommodations and standard food and beverage units are to be reappraised every three years, with annual adjustments made on the basis of appropriate consumer price index figures in other years. Mr. Hefner is also responsible for the cost of all improvements in any Hefner Family accommodations, including capital expenditures, that are in excess of normal maintenance for those areas. During fiscal year 1996, no such improvements were made, and consequently no such payments were required.

  Usage of services and benefits is recorded through a system initially developed by the auditing and consulting firm of Price Waterhouse and now administered (with appropriate modifications approved by the Audit and Compensation Committees of the Board) by the Company. The lease, effective as of July 1, 1979, had an initial term ending June 30, 1981, and continues for ensuing 12-month periods unless terminated by either party. The monthly rent charged during fiscal year 1996 included the appraised rent and the per unit value of other benefits described above. Within three months after the end of the Company's fiscal year, the actual monthly charge for all such benefits is finally determined for the fiscal year. Mr. Hefner pays or receives credit for any difference between the actual amount and the amount paid. The sum of the actual rent and such other benefits payable by Mr. Hefner for fiscal year 1996 was calculated to have averaged $47,950 per month. Effective July 1, 1996, the estimated monthly charge is $48,990.

  The Company purchased the Mansion in 1971 for $1,050,000 and in the intervening years has made substantial capital improvements at a cost of approximately $12,160,000 through fiscal year 1996 (including approximately $2,445,000 to bring the Hefner Family accommodations to a standard similar to the Mansion's common areas). The Mansion is included in the Company's financial statements as of June 30, 1996 at a cost, including all improvements and after accumulated depreciation, of approximately $2,910,000. The Company receives rent from Mr. Hefner (see above) and pays all operating costs of the Mansion, which were approximately $3,940,000 in fiscal year 1996 (net of rent received from Mr. Hefner), including depreciation, taxes and security charges related to the protection of the Mansion, employees located there, business guests, the Hefner Family and other visitors.

  In June 1993, William A. Marovitz, Ms. Hefner's spouse since July 1995, brought an opportunity to the Company to participate in one or more applications for gaming licenses in Greece. Over the next two years, Mr. Marovitz actively pursued that and other gaming opportunities on the Company's behalf. In June 1994, the independent members of the Company's Board of Directors, in recognition of Mr. Marovitz' substantial time and effort on gaming matters, approved a compensation arrangement for all of his gaming-related activities to date and all of his future activities relating to gaming opportunities in Greece. In consideration for past and future services, the Company paid Mr. Marovitz $125,000 in February 1995. In addition, should the Greek-gaming initiatives result in the opening of a gaming operation in which the Company has an interest, the independent members of the Board agreed to pay Mr. Marovitz a success fee of: (1) $25,000 on the date of such opening; and (2) $100,000 on each of the first, second and third anniversaries of such opening date, provided that such gaming operations are ongoing on the date of payment. The Company was part of a consortium (the "Consortium"), which Mr. Marovitz was instrumental in putting together, that applied for a gaming license on the island of Rhodes, Greece in June 1995. In November 1995 the Greek government notified the Consortium that the application for the gaming license had been granted. The Company has a licensing relationship with, and owns a minority equity interest in, the Consortium. The Consortium executed a contract with the government to operate the casino in October 1996 and expects the casino to open in calendar 1997. Mr. Marovitz has continued to be very involved in government regulatory negotiations and to travel to Greece to assist in the project. He has received no additional compensation. During fiscal year 1995, the Company formed a gaming subsidiary to represent the Company's interest in the Consortium. Director Dennis S. Bookshester and Senior Vice President, Finance, Rebecca S. Maskey were appointed to serve on the Board of the Consortium. For Mr. Bookshester's service on that Board, the other members of the Company's Board approved an annual retainer of $5,000 and an in-person per meeting fee of $1,250. Accordingly, for fiscal year 1996, Mr. Bookshester received $5,000. Ms. Maskey will not be entitled to any additional compensation related to her service on the Board of the Consortium. This project is the Company's first re-entry into the casino gaming business.

                                PROPOSAL NO. 2

                 APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF
            THE PLAYBOY ENTERPRISES, INC. 1995 STOCK INCENTIVE PLAN

  In October 1996 the Board of Directors unanimously approved and adopted, subject to stockholder approval, amendments to and restatement of the Playboy Enterprises, Inc. 1995 Stock Incentive Plan (the "1995 Plan", and, as amended and restated, the "Restated 1995 Plan") to (i) increase by 600,000 the maximum number of shares of Class B Stock available under the 1995 Plan, (ii) permit the issuance of certain awards that would be exempt from the $1 million deduction limit set forth under Section 162(m) of the Internal Revenue Code (the "Code") and (iii) make other technical amendments prompted by Section 162(m) and changes to Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The affirmative vote of a majority of the shares of Class A Stock represented in person or by proxy is required for approval of the Restated 1995 Plan. The following summary of the principal provisions of the Restated 1995 Plan and the 1995 Plan is not intended to be exhaustive and is qualified in its entirety by the terms of such plans.

RESTATED 1995 PLAN

  Section 162(m) of the Code disallows a publicly held corporation's deduction for compensation in excess of $1 million (per taxable year) paid to the corporation's chief executive officer and other four most highly compensated executives unless certain exceptions are satisfied. One of these exceptions allows for the deduction of performance-based compensation in excess of $1 million where a number of criteria are satisfied. These criteria include (i) payment only on satisfaction of one or more pre-established, non-discretionary, objective performance goals; (ii) awards being granted at the discretion of a compensation committee comprised of two or more "outside directors"; (iii) shareholder approval after disclosure of material terms; and
(iv) payment of awards only after certification by the compensation committee that material terms were satisfied.

  Under the 1995 Plan, stock options are the only awards that may qualify as performance-based compensation under Section 162(m). Other awards under the 1995 Plan (i.e., restricted stock, deferred stock, performance awards and stock payments) cannot currently qualify for the performance-based compensation exception. The Board of Directors has therefore decided to seek stockholder approval for the Restated 1995 Plan, which contains provisions which will allow compensation granted pursuant to the Restated 1995 Plan to qualify for tax deductibility under Section 162(m) of the Code.

  The Restated 1995 Plan permits issuance of awards that are intended to qualify for an exemption under Section 162(m) as well as continuing to permit awards that do not qualify for the exemption. The ability to issue qualified awards is accomplished by introduction of an exclusive list of performance criteria ("Performance Criteria") from which to structure a formula under which Section 162(m) Restricted Stock, Section 162(m) Performance Awards,
Section 162(m) Stock Payments and Section 162(m) Deferred Stock may vest. Performance Criteria means objective, performance criteria measured in terms of one or more of the following objectives, described as such objectives relate to Company-wide objectives or objectives that are related to the performance of the individual employee or of the Subsidiary, division, department or function within the Company or Subsidiary in which the participant is employed: market or book value; earnings per share; market share; operating profit; net income; cash flow; return on capital, assets or equity; margins; shareholder return; sales or product volume growth; productivity improvement; or costs or expenses. The Committee, in its discretion, may modify the Performance Criteria for any award if it determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria to be unsuitable, provided that such modification will not cause the award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code.

  The Restated 1995 Plan also incorporates an absolute maximum limit of $1 million (per employee in any calendar year) on Section 162(m) Performance Awards granted in the form of a cash bonus or other performance or incentive awards expressed as cash awards.

  In addition, the Restated 1995 Plan increases the limit on stock-based awards above the current 150,000 shares per calendar year limit to 250,000 shares and increases by 600,000 shares the maximum number of shares issuable pursuant to the plan.

  The following summary describes the 1995 Plan (as currently in effect) and notes the provisions affected by the Restated 1995 Plan.

GENERAL DESCRIPTION OF THE 1995 PLAN

  The principal purposes of the 1995 Plan are to provide incentives for key employees of the Company and its subsidiaries through the grant or issuance of options, restricted stock and other awards, thereby giving them incentives to enhance the Company's growth, development and financial success, and to remain in the Company's employ.

  Under the 1995 Plan, not more than 1,203,000 shares of Class B Stock are authorized for issuance upon exercise of options and other awards, or upon issuance of restricted or deferred stock awards. Under the Restated 1995 Plan, not more than 1,803,000 shares of Class B Stock would be authorized for issuance. The maximum number of shares which may be subject to options, rights or other awards granted under the 1995 Plan to any individual in any calendar year cannot exceed 150,000. Under the Restated Plan, such maximum number would be increased from 150,000 to 250,000. If any portion of an option, restricted stock grant or other award terminates or lapses unexercised or unvested, or is cancelled, the shares which were subject to the unexercised portion of such option, restricted stock or other award, will again be available for issuance under the 1995 Plan. On September 16, 1996, the closing price of a share of Class B Stock on the New York Stock Exchange was $12.50. The Restated 1995 Plan also provides that an employee may not be granted during any calendar year Section 162(m) Performance Awards in an amount in excess of $1 million if such Section 162(m) Performance Awards are cash bonuses or other types of performance or incentive awards expressed as cash awards.

  The shares available under the 1995 Plan upon exercise of options, and other awards, and for issuance as restricted or deferred stock, may be either previously authorized but unissued shares or treasury shares. The 1995 Plan provides that the Committee shall make appropriate and equitable adjustments in the number and kind of shares subject to the 1995 Plan, to maximum share amounts included therein and to outstanding grants thereunder in the event of a stock split, stock dividend or certain other types of recapitalizations or reclassifications.

ELIGIBILITY

  Options, restricted stock and other awards under the 1995 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries and who are determined by the Committee to be key employees. Notwithstanding the foregoing, Hugh M. Hefner is not eligible to receive options under the 1995 Plan. The number of individuals eligible to receive awards under the 1995 Plan cannot be determined because the Compensation Committee determines whether an employee is eligible to receive an award. Through September 16, 1996, approximately 50 individuals had received awards under the 1995 Plan. More than one option, restricted stock grant or other award may be granted to a key employee.

ADMINISTRATION

  The Restated 1995 Plan is administered by a committee of the Board of Directors comprised of persons who are both non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and outside directors within the meaning of Section 162(m) of the Code (the "Committee"). The Committee is authorized to determine which employees are key employees to whom options, restricted stock and other awards are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the terms of the 1995 Plan. The Committee is also authorized to adopt, amend and revoke rules relating to the administration of the 1995 Plan.

AWARDS UNDER THE 1995 PLAN

  The 1995 Plan provides that the Committee may grant or issue stock options, restricted stock, deferred stock, performance awards, stock payments and other stock-related benefits, or any combination thereof. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, amount, terms and conditions of the award. As a condition to the grant of an option, the Committee may require a key employee to surrender for cancellation another award previously granted to the employee.

  Nonqualified stock options ("NQSOs") provide for the right to purchase Class B Stock at a specified price which may not be less than fair market value of such stock at the end of the business day immediately preceding the day such option is granted, and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date. NQSOs may be granted for any term specified by the Committee, provided that the term of any NQSOs cannot exceed ten years.

  Incentive stock options ("ISOs") are designed to comply with the provisions of the Code, and will be subject to restrictions contained in the Code, including exercise prices equal to at least 100% of fair market value of the Class B Stock on the grant date and a ten year restriction on their term. ISOs granted to holders of 10% or more of the Company's voting capital stock must have an exercise price equal to at least 110% of fair market value of the Class B Stock on the grant date and can not extend beyond five years. ISOs may be subsequently modified to disqualify them from treatment as an incentive stock option. Incentive stock options that first become exercisable in any year may not exceed $100,000 in value of underlying stock, measured at the grant date, and any excess amount will be considered NQSOs.

  Restricted stock may be granted to participants subject to such restrictions as may be determined by the Committee. Restricted stock may not be sold, or otherwise transferred or pledged, until restrictions are removed or expire. Restrictions may be based on duration of employment, Company performance, individual performance or other factors. Recipients of restricted stock awards, unlike recipients of options, may have voting rights and receive dividends prior to the time when the restrictions lapse. Unless provided otherwise by the Committee, if no consideration (other than services) was paid by the restricted stockholder upon issuance, a restricted stockholder's rights in unvested restricted stock shall lapse upon termination of employment for any reason at any time or prior to any date the Committee may establish. If a participant gives consideration other than services for restricted stock, the Company will generally have a right to repurchase the shares of restricted stock upon termination of employment at a price equal to the participants's purchase price. The Committee may also, within its discretion, provide that a restricted stockholder's rights in unvested restricted stock shall lapse upon a Change of Control (as defined under "Acceleration of Vesting and Expiration of Options" below).

  Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

  Performance awards may be granted by the Committee to participants. These awards may be paid in cash or in Class B Stock or in a combination of cash and Class B Stock. Performance awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Class B Stock over a predetermined period. Performance awards may also include bonuses which may be granted by the Committee and which may be payable in cash or in Class B Stock or in a combination of cash and Class B Stock.

  Stock payments may be granted by the Committee in the form of shares of Class B Stock or an option or other right to purchase shares of Class B Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including salary, bonuses and commissions, that would otherwise be payable to a key employee in cash.

  The Restated 1995 Plan establishes four new categories of awards which may be granted under the Plan: Section 162(m) Restricted Stock, Section 162(m) Deferred Stock, Section 162(m) Performance Awards and Section 162(m) Stock Payments. Each such award is similar to its "generic" category described above except as follows:

    Section 162(m) Restricted Stock may not vest unless one or more specified Performance Criteria established by the Committee has been achieved.

    Section 162(m) Deferred Stock may not vest until one or more specified Performance Criteria established by the Committee has been achieved.

    Section 162(m) Performance Awards may not vest unless one or more specified Performance Criteria established by the Committee has been achieved.

    Section 162(m) Stock Payments may not vest unless one or more specified Performance Criteria established by the Committee has been achieved.

DELIVERY OF EXERCISE PRICE OF OPTIONS

  The exercise or purchase price for all options and other rights to acquire Class B Stock, together with any applicable tax required to be withheld, may be paid (a) in cash or by certified or cashiers check at the time of exercise or purchase, (b) in shares of Class B Stock owned by the optionee (or issuable upon exercise of the option) and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be purchased,
(c) with the approval of the Committee, by delivery of a full recourse promissory note, or (d) any combination of the foregoing. The Committee may also permit the use of a "cashless exercise" procedure which permits the optionee to deliver an exercise notice to a broker-dealer, who then sells the option shares, delivers the exercise price and withholding taxes to the Company and delivers the excess funds, less commission and withholding taxes, to the optionee.

ACCELERATION OF VESTING AND EXPIRATION OF OPTIONS

  Options granted under the 1995 Plan will generally expire (i) ten years from the date the option was granted or (ii) three months from the employee's termination of employment as a result of such employee's retirement, or such employee's being discharged not for cause unless the employee dies within said three-month period; or (iii) the effective date of (a) a termination of employment for cause, (b) the employee's resignation, or (c) a Change of Control specified in clause (iii) of the definition of such term; or (iv) one year from the employee's termination of employment as a result of the employee's disability, unless the optionee dies within said one-year period; or (v) one year from the date of the optionee's death. The Committee may provide for different expiration terms for any option.

  The 1995 Plan provides that in the event of a Change of Control of the Company specified in clause (iii) of the definition of such term, all vested installments of the option and the next installment (if any) of such option that is unvested on the effective date of such Change of Control will become immediately exercisable as of a date specified by the Committee. The 1995 Plan also provides that if an optionee is terminated without cause less than one year after a Change of Control specified in clause (i) or (ii) of the definition of such term, unless the terms of an option specifically exclude such right, the optionee shall have the right to exercise such optionee's option with respect to all vested installments of such option, and with respect to the next installment (if any) of such option that was unvested on the date of such termination of employment.

  For purposes of the 1995 Plan, a "Change of Control" means the occurrence of any of the following events: (i) except in a transaction described in clause
(iii) below, Hugh M. Hefner, Christie Hefner, the Hugh M. Hefner 1991 Trust (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee), and the Hugh M. Hefner Foundation (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee) cease collectively to own a majority of the total number of votes that may be cast for the election of directors of the Company; or (ii) a sale of Playboy magazine by the Company; or (iii) the liquidation or dissolution of the Company, or any merger, consolidation or other reorganization involving the Company unless (x) the merger, consolidation or other reorganization is initiated by the Company, and (y) is one in which the stockholders of the Company immediately prior to such reorganization become the majority stockholders of a successor or ultimate parent corporation of the Company resulting from such transaction and (z) in connection with such event, provision is made for an assumption of outstanding options and rights or a substitution thereof of a new option or right in such successor or ultimate parent of substantially equivalent value.

AMENDMENT AND TERMINATION

  The 1995 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, provided that (i) no such amendment or modification will be effective if it would cause the 1995 Plan to fail to meet the applicable requirements of Rule 16b-3, and (ii) no amendment or modification which would require stockholder approval under Rule 16b-3 will be effective until such stockholder approval is obtained. The Restated 1995 Plan may be wholly or partially amended, modified, suspended or terminated at any time or from time to time by the Board of Directors, provided that no such amendment or modification may increase the maximum number of shares available for issuance thereunder (except for adjustments described above) or change the types of employees eligible to partcipate therein. Neither the amendment, suspension nor termination of the 1995 Plan shall, without the consent of the holder of an option, restricted stock or award, alter or impair any rights or obligations under any such option, restricted stock or award. No option, restricted stock or other award may be granted during any period of suspension nor after termination of the 1995 Plan, and in no event may any option be granted under the 1995 Plan after the expiration of ten years from the date the 1995 Plan is approved by the Company's stockholders.

TRANSFER RESTRICTIONS

  The options, restricted stock awards, deferred stock awards, performance awards, stock payments and interest under the 1995 Plan may not be transferred under any circumstances, and any attempted disposition thereof shall be null and void and of no effect; provided that such restrictions on transferability shall not prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and transfers of shares acquired upon exercise of any option, award or right under the 1995 Plan will be permitted to the extent permitted by Rule 16b-3 as then in effect. The Restated 1995 Plan leaves the transferability of all awards to the discretion of the Committee.

MISCELLANEOUS PROVISIONS

  The Plan specifies that the Company may make loans to 1995 Plan participants to enable them to exercise options, purchase shares or realize the benefits of other awards granted under the 1995 Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee and approved by the Company.

  The dates on which options or other awards under the 1995 Plan first become exercisable or vest will be set forth in individual stock option agreements or other agreements setting forth the terms of the awards.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1995 Plan based on federal income tax laws in effect on September 1, 1996. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

  Nonqualified Stock Options. In general: (i) no income will be recognized by an optionee at the time a NQSO is granted; (ii) at the time of exercise of a NQSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a NQSO, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

  Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Class B Stock are issued to an optionee pursuant to the exercise of an ISO and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

  If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares if a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

  Restricted Stock. A recipient of restricted stock (including Section 162(m) Restricted Stock) generally will be subject to tax at ordinary income rates on the fair market value of the shares of restricted stock (reduced by any amount paid by the recipient for such shares) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under
Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to shares of restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

  Deferred Stock. No income generally will be recognized upon the grant of deferred stock (including Section 162(m) Deferred Stock). The recipient of a deferred stock grant generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Class B Stock on the date that such shares are transferred to the participant under the grant, reduced by any amount paid by the participant, and the capital gains/loss holding period for such shares will also commence on such date.

  Performance Awards. No income generally will be recognized upon the grant of a performance award (including a Section 162(m) Performance Award). Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Class B Stock received.

  Stock Payment and Section 162(m) Stock Payment. A participant who elects to receive shares of Class B Stock in lieu of other compensation generally will recognize ordinary income at the time the shares are received in an amount equal to the fair market value of the shares. A participant who elects to receive NQSOs in lieu of other compensation generally will be taxed as described above in the case of a recipient of NQSOs.

TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

  To the extent that an employee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by Section 162(m) of the Code.

1995 PLAN BENEFITS DURING FISCAL 1996

  The types of awards which may be granted in the future are subject to the discretion of the Committee and, therefore, cannot be determined. No executive officer received awards under the 1995 Plan during fiscal 1996. Other employees received under the 1995 Plan during fiscal 1996 stock options for 30,000 shares of Class B Stock and restricted stock awards covering 20,000 shares of Class B Stock.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENTS TO AND RESTATEMENT OF THE PLAYBOY ENTERPRISES, INC. 1995 STOCK INCENTIVE PLAN.

                                PROPOSAL NO. 3

    APPROVAL OF THE PLAYBOY ENTERPRISES, INC. EMPLOYEE STOCK PURCHASE PLAN

  In April 1996, the Board of Directors of the Company adopted, subject to stockholder approval, the Playboy Enterprises, Inc. Employee Stock Purchase Plan (as amended, the "Purchase Plan"), which authorizes the purchase by certain employees of the Company of up to 50,000 shares of Class B Stock. In October 1996, the Board of Directors adopted amendments to and restatement of the Purchase Plan which modified certain participation mechanics and made technical revisions prompted by changes to Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The affirmative vote of a majority of the shares of Class A Stock represented in person or by proxy is required for the approval of the Purchase Plan. All subscriptions for, and purchases of, Class B Stock under the Purchase Plan will be null and void unless the Purchase Plan is approved by the Company's stockholders by April 1997. The following summary of the principal provisions of the Purchase Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Purchase Plan.

PURPOSE

  The Purchase Plan is intended to advance the interests of the Company and its stockholders by allowing employees of the Company and certain of its subsidiaries the opportunity to purchase shares of the Company's Class B Stock. The Purchase Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code. See "Federal Income Tax Consequences."

ADMINISTRATION

  The Purchase Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the authority to (i) interpret and construe the Purchase Plan and any subscriptions thereunder, (ii) establish policies, procedures and rules related to the operation and administration of the Purchase Plan, (iii) designate from time to time the subsidiaries of the Company whose employees will be eligible to participate in the Purchase Plan, (iv) make adjustments in the price and the number and kind of shares which may be purchased under the Purchase Plan under the circumstances described below under "Adjustments," and
(v) subject to certain limitations, amend the provisions of the Purchase Plan. The interpretation and construction by the Committee of any provision of the Purchase Plan or of any subscription thereunder will be final.

RULES

  The Committee may adopt rules applicable to the administration of the Purchase Plan. Such rules may address minimum payroll deductions and other matters, including the delivery of reports to participants, related to the operation of the Purchase Plan.

AGGREGATE SHARES AVAILABLE FOR PURCHASE

  Subject to adjustment as described below, up to 50,000 aggregate shares of Class B Stock may be purchased under the Purchase Plan. If the number of shares which may be purchased on any Purchase Date exceeds the number of shares available to be purchased under the Purchase Plan, the shares available to be purchased will be made available for purchase on a pro rata basis among subscriptions. Shares of Class B Stock sold pursuant to the Purchase Plan shall be authorized but unissued or reacquired shares.

ELIGIBILITY

  Each employee of the Company (or a subsidiary designated by the Committee) who works customarily 20 or more hours per week may participate in the Purchase Plan by subscribing to purchase shares of Class B Stock. Notwithstanding the foregoing, no employee may subscribe to purchase shares if, immediately after such subscription, such employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company. For purposes of making this determination, an employee is considered as owning the stock owned, directly or indirectly, by or for the employee's brothers and sisters, spouse, ancestors, and lineal descendants. Also, stock owned, directly or indirectly, by or for a corporation, partnership, estate, or that is considered as being owned proportionately by or for its shareholders, partners, or beneficiaries is considered as owned by the employee. In addition, an employee is considered as owning stock which the employee may purchase under outstanding options. A "subsidiary" is defined under the Purchase Plan as any corporation in which the Company directly or indirectly owns or controls more than 50% of the total combined voting power of all classes of stock issued by the corporation. As of September 16, 1996, approximately 685 employees were eligible to participate in the Purchase Plan.

  Shares of Class B Stock may be purchased only by subscribing employees who have legal capacity as determined under applicable state law or, in the event of the employee's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the employee under state law or court supervision.

TERMS OF SUBSCRIPTIONS

  Beginning with July 1, 1996, each eligible employee may subscribe to purchase shares of Class B Stock by completing a written agreement (a "Subscription") provided by the Committee and submitting it as directed by the Committee. Pursuant to a Subscription, an eligible employee designates any whole dollar amount to be withheld from such employee's compensation in each pay period and used to purchase shares of Class B Stock on the next Purchase Date, provided that (i) the whole dollar amount (on an annualized basis) cannot exceed 10% of his or her gross regular earnings (on an annualized basis), (ii) the maximum number of shares of Class B Common Stock which can be purchased by any one employee on any Purchase Date cannot exceed 1,000 shares of Class B Stock, and (iii) the Committee may establish minimum payroll deductions. Notwithstanding the foregoing, no Subscription will permit the rights of an employee to purchase (under all of the Company's employee stock purchase plans) shares of the Company's stock to accrue at a rate which exceeds $25,000 of fair market value (determined on the Subscription Date, which is generally defined as the first business day of each fiscal quarter or, if later, the date a participant first becomes an employee) in any calendar year. Once an employee submits a Subscription, the employee will remain a participant in the Purchase Plan on the same terms provided in such Subscription until such employee provides a new Subscription or withdraws from the Purchase Plan in accordance with the provisions described below. The form of Subscription may contain other terms which do not conflict with the terms of the Purchase Plan.

PURCHASE OF STOCK; PRICE AND PAYMENT

  The purchase of shares of Class B Stock will take place automatically on the last business day of each fiscal quarter during which the Purchase Plan is in effect (the "Purchase Date"). Unless a participant has withdrawn from the Purchase Plan, shares of Class B Stock shall be purchased to the extent of amounts withheld from the participant's compensation. The purchase price of shares purchased under the Purchase Plan will be an amount equal to 85% of the fair market value of such stock on the applicable Purchase Date. During such time as the Class B Stock is traded on the NYSE, the fair market value per share shall be the closing price of the Class B Stock (as reported in the record of Composite Transactions for NYSE-listed securities and printed in The Wall Street Journal) on such Purchase Date or on the next regular business day on which the Class B Stock is traded if no shares of Class B Stock are traded on the Purchase Date. As of September 16, 1996, the closing price of the Class B Stock on the NYSE was $12.50. Fractional shares may be purchased under the Purchase Plan and credited to participant accounts; however, the Company shall have the right to pay cash in lieu of any fractional shares of Common Stock to be distributed from an employee's account.

  The purchase price will be payable in full in U.S. dollars derived by withholdings from participants' compensation. A participant can terminate withholdings related to the Purchase Plan at any time. In addition, a participant may, once each quarter, change the amount withheld from his or her compensation by submitting a written request to the Company at least 10 business days before any Purchase Date.

CANCELLATION AND WITHDRAWAL

  A participant may cancel any Subscription in whole or in part and obtain a refund of amounts withheld from his or her compensation by submitting a written request to the Company at least 10 business days before a Purchase Date. All unused payments credited to his or her account will be refunded within a reasonable time after the Company's receipt of such notice. Any cancellation of a subscription in whole will constitute a withdrawal under the Purchase Plan.

TERMINATION OF EMPLOYMENT

  If a participant retires or becomes disabled, accumulated payments in his or her account upon such retirement or disability will be used to purchase shares of Class B Stock on the next Purchase Date, unless the Company is otherwise notified in writing. In addition, he or she may elect to continue making payments equal to the rate of payroll deductions made before such retirement or disability until the first Purchase Date following such retirement or disability. If a participant dies, the participant's designated beneficiary or legal representative may exercise the same elections available to a participant who retires or becomes disabled. If a participant ceases to be employed by the Company or a participating subsidiary for any other reason, the participant may elect in writing to have all accumulated payments in his or her account at the time of termination applied to purchase shares of Class B Stock on the next Purchase Date following such termination. In the absence of such written election, all unused payments credited to his or her account will be refunded within a reasonable period of time.

NO INTEREST

  No interest will accrue on any amounts withheld from an employee's compensation.

TRANSFERABILITY

  Neither payments credited to an employee's account nor any rights to subscribe to purchase shares of Class B Stock under the Purchase Plan may be transferred by a participant except by the laws of descent and distribution. Any such attempted transfer will be ineffective; however, the Company may choose to treat an attempted transfer as an election to withdraw from participation in the Purchase Plan.

ADJUSTMENTS

  The Committee may make or provide for such adjustments in the purchase price and in the number and kind of shares of Class B Stock or other securities covered by outstanding subscriptions or the maximum shares specified above in "Terms of Subscriptions" as the Committee in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of employees which would otherwise result from any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company, any merger, consolidation, spin-off, split-off, spin-out, split-up, separation, reorganization, partial or complete liquidation, or other distribution of assets, issuance of rights or warrants to purchase stock or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event having an effect similar to the foregoing, the Committee, in its discretion, may also provide in substitution for any or all outstanding Subscriptions under the Purchase Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances.

RIGHTS AS A STOCKHOLDER

  An employee shall have no rights as a stockholder with respect to any Class B Stock covered by his or her Subscription until the Purchase Date following payment in full. Except as described in "Adjustments" above, no adjustment will be made to the Purchase Plan or to outstanding Subscriptions for dividends (ordinary or extraordinary, whether in cash, securities or other property), or distributions or other rights for which the record date occurs prior to such purchase.

AMENDMENT

  The Committee may from time to time amend the Purchase Plan. Except for the adjustments described above, without the approval of the stockholders of the Company, no such amendment can (i) increase the total number of shares available for issuance under the Purchase Plan, or (ii) materially modify the requirements as to eligibility for participation in the Purchase Plan.

DURATION

  Employees may subscribe for shares under the Purchase Plan until April 25, 2006. Notwithstanding the foregoing, the Committee may terminate or suspend the Purchase Plan if at any time less than 5% of the eligible employees are participating in the Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of the federal income tax consequences that may occur based on the federal income tax laws in effect on September 1, 1996. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

TAX CONSEQUENCES TO EMPLOYEES

  The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Assuming the Purchase Plan qualifies under Section 423 of the Code, participants will not recognize income for federal income tax purposes either upon, subscriptions under the Purchase Plan or upon purchases of shares thereunder. All tax consequences of purchasing shares under the Purchase Plan are deferred until the participant sells or otherwise disposes of the shares or dies.

  If the shares are held more than two years from the applicable Subscription Date and more than one year from the applicable Purchase Date, the participant will be taxed on the sale of such shares at long-term capital gains rates, except to the extent that the participant realizes ordinary income under
Section 423(c) of the Code in an amount equal to the lesser of (i) 15% of the fair market value of the shares on the Subscription Date or (ii) the amount by which the fair market value of the shares at the time of the sale exceeds the purchase price.

  If a participant should die owning shares acquired under the Purchase Plan, he or she will be deemed to have disposed of his or her shares on the date of death and will realize ordinary income to the extent of the ordinary income component described in the preceding paragraph, but no capital gain will result until the time of a subsequent sale, when the amount of gain will typically be equal to the excess of the selling price over the fair market value of the shares on the date of death or the alternative valuation date for federal estate tax purposes.

  If shares acquired under the Purchase Plan are sold, exchanged or otherwise disposed of before the end of the required holding periods described above, the participant will, in the usual case, realize ordinary income at the time of disposition equal to the excess of the fair market value of the shares on the applicable Purchase Date over the purchase price of the shares. Any additional gain on the sale or disposition should be taxable as capital gains, long-term or short-term, depending on the holding period.

TAX CONSEQUENCES TO THE COMPANY

  To the extent that an employee of the Company or any subsidiary realizes ordinary income because he or she did not hold the stock more than two years from the applicable Subscription Date and more than one year from the applicable Purchase Date, the Company or its subsidiary generally will be entitled to a corresponding deduction in the year in which the disposition occurs. Otherwise, no deduction is allowable to the Company with respect to shares acquired under the Purchase Plan.

PURCHASE PLAN BENEFITS

  The number of shares of Class B Stock which may be purchased in the future by employees is dependent on each employee's decision as to the extent, if any, to participate in the Purchase Plan and, therefore, cannot be determined.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PLAYBOY ENTERPRISES, INC. EMPLOYEE STOCK PURCHASE PLAN.

                                PROPOSAL NO. 4

                   APPROVAL OF THE PLAYBOY ENTERPRISES, INC.
                INCENTIVE COMPENSATION PLAN FOR ANTHONY J. LYNN

  The Board of Directors and the Compensation Committee have unanimously approved and adopted, subject to stockholder approval, the Playboy Enterprises, Inc. Incentive Compensation Plan for Anthony J. Lynn (the "Lynn Plan"), which provides Mr. Lynn with the opportunity to receive compensation based on the performance of the Company's Entertainment Group. The Lynn Plan also provides Mr. Lynn with a cash bonus in the event of certain dispositions of the equity or assets of the Entertainment Group. The Lynn Plan replaces similar provisions previously included in Mr. Lynn's employment agreement. See "Employment and Change in Control Agreements." The Compensation Committee of the Board of Directors established the terms of the compensation under the Lynn Plan. Compensation under the Lynn Plan is generally structured to qualify as performance-based compensation under
Section 162(m) of the Code, provided that all applicable requirements of
Section 162(m) and related regulations are complied with. The affirmative vote of a majority of the shares of Class A Stock represented in person or by proxy is required for approval of the Lynn Plan. The following summary of the principal provisions of the Lynn Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Lynn Plan.

PURPOSE

  The principal purposes of the Lynn Plan are to enable the Company to further the Company's growth, development and financial success by providing additional incentives to Mr. Lynn through incentive compensation and to enable the Company to obtain and retain the services of Mr. Lynn, who is considered essential to the long range success of the Company, by providing him with an opportunity to participate in incentive compensation arrangements which will reflect the Company's growth, development and financial success.

ADMINISTRATION

  The Lynn Plan is administered by the Compensation Committee of the Board of Directors, which is authorized to interpret the Lynn Plan and to adopt rules for the administration, interpretation and application of the Lynn Plan, consistent with the terms of the Lynn Plan. The Compensation Committee is also authorized to interpret, amend or revoke any such rules relating to the administration of the Lynn Plan.

CONTINGENT COMPENSATION

  The Lynn Plan entitles Mr. Lynn to receive contingent compensation for each fiscal year ("Contingent Compensation") equal to 5% of the amount by which the Entertainment's Group's Pre-tax Profits for such fiscal year exceed $2.35 million; provided that if the sum of $550,000 ($525,000 for fiscal year 1997) plus such fiscal year's Contingent Compensation equals $2,000,000, any additional Contingent Compensation payable to Mr. Lynn for such fiscal year will equal 2.5% of the amount by which the Entertainment Group's Pre-tax Profits exceed $2.35 million. The Entertainment Group's Pre-tax Profits is defined under the Lynn Plan as the amount, if any, by which the total net revenues of the Entertainment Group, including its subsidiaries and the Group's pro-rata share of revenues derived from all controlled affiliates, exceeds all reasonable and applicable operating expenses attributable to same, in accordance with "Generally Accepted Accounting Principles" computed consistent with methods utilized by the Company and the Company's outside auditors in the preparation of the Company's audited financial statements. In computing the Pre-tax Profits of the Entertainment Group for any fiscal year, there shall be allowed all fair and reasonable allocation of items of revenue and expenses between divisions, subsidiaries and affiliates of the Company, including, but not limited to, intercompany sales, expenses such as rents, occupancy, general administrative and personnel salaries, MIS, insurance, employee benefits costs, security, payroll processing, legal and tax advisory fees, depreciation, profit sharing and auditing expenses. In addition, the effect of any One Time Gain or Loss (defined below) accounted for as part of the Entertainment Group shall be amortized evenly over four years, beginning in the month of occurrence, for purposes of calculating Pre-tax Profits for any fiscal year, regardless of how the transaction is accounted for under Generally Accepted Accounting Principles. A "One Time Gain or Loss" is a gain or loss resulting from a transaction not in the ordinary course of business and which does not result in an Equity Bonus (as described below). Profits or losses from any other fiscal year shall not, except as described above for One Time Gains or Losses, be carried over or back to any other fiscal year or otherwise be taken into consideration in computing the Pre-tax Profits of a particular fiscal year.

  Contingent Compensation for each fiscal year will be paid on or before the date which is five business days after the earlier of (i) the date on which the Company's outside auditors complete their field work for the Company with regard to such fiscal year; or (ii) the date on which such outside auditors approve the release of the annual earnings of the Company for such fiscal year; or (iii) 90 days after the end of such fiscal year.

Notwithstanding the foregoing, Mr. Lynn will not receive Contingent Compensation with respect to any fiscal year until after the Compensation Committee certifies that the performance goals and any other material terms necessary for Mr. Lynn to receive such Contingent Compensation have been satisfied. The Company will deliver to Mr. Lynn a detailed accounting setting forth the Company's determination of the Entertainment Group's Pre-tax Profits for each fiscal year concurrently with payment of the Contingent Compensation for such fiscal year.

  The Lynn Plan entitles Mr. Lynn to receive Contingent Compensation for the 1997, 1998, 1999 and 2000 fiscal years, and for each fiscal year after fiscal year 2000 unless notice is given by the Compensation Committee to Mr. Lynn that the provisions of the Lynn Plan pertaining to Contingent Compensation will not apply to the specified fiscal year after fiscal year 2000.

  If Mr. Lynn's employment is terminated "for cause," Mr. Lynn will receive all Contingent Compensation payable with respect to all periods prior to the fiscal year during which the Company notifies Mr. Lynn that his employment is terminated. If Mr. Lynn's employment is terminated because of Mr. Lynn's death or disability, he (or his estate or personal representative, as applicable) will receive all unpaid Contingent Compensation payable with respect to all periods prior to the fiscal year during which such death or disability occurs plus a prorated percentage of the Contingent Compensation for such fiscal year. If Mr. Lynn's employment is terminated by the Company without cause, he will receive 100% of the Contingent Compensation to which Mr. Lynn would have been entitled for and only for the year in which such termination occurs, reduced by amounts payable to Mr. Lynn pursuant to Mr. Lynn's 1992 Change in Control Agreement. See "Employment and Change in Control Agreements."

  The amount of Contingent Compensation to be received by Mr. Lynn under the Lynn Plan can only be determined in the future pursuant to the formula described above. However, in fiscal year 1996 Mr. Lynn earned $380,000 under a similar arrangement contained in his employment agreement and based on the Entertainment Group's Pre-tax Profits during such fiscal year.

EQUITY BONUS

  If the Company directly or indirectly sells, transfers or otherwise disposes of an equity interest in Playboy Entertainment Group, Inc. ("PEGI") or all or a portion of the assets comprising the Playboy Entertainment Group operations (except sales of assets or operations that contributed less than 25% of the Group's total Pre-tax Profits in the immediately preceding fiscal year or less than a 25% equity interest) to a third party (including a sale to the public) during Mr. Lynn's employment or within three (3) months following the termination of Mr. Lynn's employment (an "Equity Disposition Transaction"), then Mr. Lynn will receive a one-time Equity Bonus equal to the product of EB Pre-tax Profits times the Remaining Term. EB Pre-tax Profits is defined in the Lynn Plan as (i) in the case of the sale, transfer or other disposition of an equity interest in PEGI entitling Mr. Lynn to an Equity Bonus, the total Pre-tax Profits of PEGI for the fiscal year immediately preceding the Equity Disposition Transaction times the fully-diluted percentage equity interest in PEGI acquired by the third party, and (ii) in the case of a sale, transfer or other disposition of all or a portion of the assets comprising the Entertainment Group entitling Mr. Lynn to an Equity Bonus, that portion of the Pre-tax Profits of the Entertainment Group generated or attributable to such assets for the fiscal year immediately preceding the Equity Disposition Transaction. Remaining Term is defined in the Lynn Plan as the lesser of (i) three (3) or (ii) the number arrived at by dividing the number of full months remaining in Mr. Lynn's employment term, as established by the Committee, by
12. The Equity Bonus will be paid in cash promptly following the closing of the Equity Disposition Transaction. However, Mr. Lynn will not be awarded the Equity Bonus until after the Compensation Committee certifies that the performance goals and any other material terms necessary for Mr. Lynn to receive such Equity Bonus have been satisfied. The payment of the Equity Bonus, if any, will be in addition to any Contingent Compensation payable to Mr. Lynn under the Lynn Plan.

  The Equity Bonus will be payable only in connection with an Equity Distribution which constitutes a bona fide transfer of an equity interest in PEGI or a bona fide sale of assets and will not be payable in connection with any other transaction (whether in the form of joint ventures, co-productions or otherwise) which represents a financing transaction. The Company is prohibited from structuring a transaction which would otherwise qualify as a sale or distribution of an equity interest in PEGI or a sale of assets of the Entertainment Group as a financing transaction for the purpose of frustrating the provisions of the Lynn Plan.

  The amount of Equity Bonus, if any, which may be received by Mr. Lynn under the Lynn Plan can only be determined in the future pursuant to the formula described above. Mr. Lynn would not have earned any Equity Bonus in fiscal year 1996 had the Lynn Plan been in effect.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PLAYBOY ENTERPRISES, INC. INCENTIVE COMPENSATION PLAN FOR ANTHONY J. LYNN.

                                PROPOSAL NO. 5

                   APPROVAL OF THE PLAYBOY ENTERPRISES, INC.
               INCENTIVE COMPENSATION PLAN FOR HERBERT M. LANEY

  The Board of Directors and the Compensation Committee have unanimously approved and adopted, subject to stockholder approval, the Playboy Enterprises, Inc. Incentive Compensation Plan for Herbert M. Laney (the "Laney Plan") which entitles Mr. Laney to receive incentive compensation based on the performance of the Company's Catalog Group. The Laney Plan replaces similar provisions previously included in Mr. Laney's employment agreement. See "Employment and Change in Control Agreements." The Compensation Committee of the Board of Directors established the terms of Contingent Compensation (as defined below) under the Laney Plan. Compensation under the Laney Plan is generally structured to qualify as performance-based compensation under
Section 162(m) of the Code, provided that all applicable requirements of
Section 162(m) and related regulations are complied with. The affirmative vote of a majority of the shares of Class A Stock represented in person or by proxy is required for approval of the Laney Plan. The following summary of the principal provisions of the Laney Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Laney Plan.

  The principal purposes of the Laney Plan are to further the Company's growth, development and financial success by providing additional incentives to Mr. Laney through incentive compensation and to enable the Company to obtain and retain the services of Mr. Laney, who is considered essential to the long range success of the Company, by providing him with an opportunity to participate in incentive compensation arrangements which reflect the Company's growth, development and financial success.

  The Laney Plan is administered by the Compensation Committee, which is authorized to interpret the Laney Plan and to adopt rules for the administration, interpretation and application of the Laney Plan, consistent with the terms thereof. The Compensation Committee is also authorized to interpret, amend or revoke any such rules relating to the administration of the Laney Plan.

  The Laney Plan entitles Mr. Laney to receive a sum equal to 5% on all pre-tax operating profits earned by the Catalog Group in excess of $15,732,000 (three times the fiscal 1996 operating profits of the Catalog Group) based on cumulative profits achieved over a 3-year period from fiscal year 1997 through fiscal year 1999 (the "Contingent Compensation"). Mr. Laney will not receive the Contingent Compensation unless he is employed by the Company through fiscal year 1999. Furthermore, Mr. Laney will not receive the Contingent Compensation until after the Compensation Committee certifies that the performance goals and any other material terms necessary for Mr. Laney to receive such Contingent Compensation have been satisfied. The amounts to be received under the Laney Plan can only be determined in the future pursuant to the formula described above. However, in fiscal year 1996, Mr. Laney earned $98,880 under a similar arrangement based on the Catalog Group's cumulative operating profits from fiscal year 1994 through fiscal year 1996.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PLAYBOY ENTERPRISES, INC. INCENTIVE COMPENSATION PLAN FOR HERBERT M. LANEY.

                                PROPOSAL NO. 6

                            INDEPENDENT ACCOUNTANTS

  The Board of Directors, upon the recommendation of the Audit Committee, has determined that Coopers & Lybrand L.L.P. should continue to serve as auditors for the Company for the fiscal year ending June 30, 1997. The Board of Directors recommends that the holders of the Company's Class A Stock vote FOR ratification of this selection.

  A representative of Coopers & Lybrand L.L.P. will be present at the annual meeting and will be available to respond to appropriate questions from stockholders. The representative will be allowed to make a statement regarding appropriate issues, should he or she wish to do so. The fees and expenses incurred by the Company for the fiscal year 1996 annual audit as performed by Coopers & Lybrand L.L.P. was estimated to be approximately $190,000. The final cost of the fiscal year 1995 annual audit performed by Coopers & Lybrand L.L.P. was $195,000 with all expenses included.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York and Pacific Stock Exchanges. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms received by it, or written representations from certain reporting persons that no other reports were required during the fiscal year ended June 30, 1996, all of the Company's officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements, with the exception of Mr. Laney, who filed a Form 3 (Initial Statement of Beneficial Ownership of Securities) two days later than required.

               STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

  Proposals of stockholders intended to be presented at the 1997 annual meeting must be received by the Company no later than June 20, 1997 to be considered for inclusion in its proxy statement and form of proxy relating to that meeting. Such proposals should be addressed to the Secretary, Playboy Enterprises, Inc., 680 North Lake Shore Drive, Chicago, Illinois 60611, and, while not required, should be submitted by Certified Mail-Return Receipt Requested to curtail controversy as to the date of receipt.

                    ANNUAL REPORT AND FINANCIAL INFORMATION

  A copy of the Company's Annual Report to Stockholders, including financial statements and a substantial portion of the Company's Annual Report on Form 10-K for fiscal year 1996, is being mailed to each stockholder herewith. A COPY OF THE COMPANY'S COMPLETE ANNUAL REPORT ON FORM 10-K AND A LIST OF ALL EXHIBITS THERETO WILL BE SUPPLIED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO HOWARD SHAPIRO, OFFICE OF THE SECRETARY, AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES, 680 NORTH LAKE SHORE DRIVE, 15th FLOOR, CHICAGO, ILLINOIS 60611.

                                OTHER BUSINESS

  As of the date of this Proxy Statement, management knows of no other business that will be presented for consideration at the annual meeting. However, if other proper matters are presented at the meeting, it is the intention of the proxy holders named in the enclosed form of proxy to take such action as shall be in accordance with their best judgment. All matters to be voted upon by stockholders require a majority vote of the shares of Class A Stock represented in person or by proxy. The quorum requirement for convening the meeting is a majority of the outstanding Class A Stock.

                                   By Order of the Board of Directors

Chicago, Illinois
October 18, 1996

PROXY                                                                      PROXY
                           PLAYBOY ENTERPRISES, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 13, 1996

 The undersigned hereby constitutes and appoints CHRISTIE HEFNER and HOWARD SHAPIRO, and each of them, as Proxies, each with full power of substitution, to vote for the undersigned all of the shares of Class A Common Stock of PLAYBOY ENTERPRISES, INC. registered in the name of the undersigned, as of September 16, 1996, at the annual meeting of stockholders of said corporation to be held November 13, 1996 and at any and all adjournments thereof, upon the following matters, which are more fully described in the Proxy Statement.

 The right to revoke this proxy at any time before it is voted is reserved. When properly executed, this proxy will be voted or withheld in accordance with the specifications made herein. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF MS. HEFNER AND MESSRS. BOOKSHESTER, CHEMEROW, ROSENTHAL, ROSENZWEIG AND WOLFSON, "FOR" THE APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF THE PLAYBOY ENTERPRISES, INC. 1995 STOCK INCENTIVE PLAN, "FOR" THE APPROVAL OF THE PLAYBOY ENTERPRISES, INC. EMPLOYEE STOCK PURCHASE PLAN, "FOR" THE APPROVAL OF THE PLAYBOY ENTERPRISES, INC. INCENTIVE COMPENSATION PLAN FOR ANTHONY J. LYNN, "FOR" THE APPROVAL OF THE PLAYBOY ENTERPRISES, INC. INCENTIVE COMPENSATION PLAN FOR HERBERT M. LANEY AND "FOR" THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P.

  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                 (Continued and to be signed on reverse side.)

-                          PLAYBOY ENTERPRISES, INC.                          -
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
[                                                                              ]

1. Election of Directors
   Nominees: D. Bookshester, D. Chemerow,             For     Withheld
   C. Hefner, S. Rosenthal, R. Rosenzweig,            [_]        [_]
   B. Wolfson. TO WITHHOLD AUTHORITY TO
   VOTE FOR ONE OR MORE (BUT LESS THAN ALL)
   NOMINEES, WRITE SUCH NOMINEE(S) NAME BELOW
   AND MARK "FOR" TO THE RIGHT.

   ------------------------------------------

2. To approve amendments to and restatement of
   the Playboy Enterprises, Inc. 1995 Stock         For   Against   Abstain
   Incentive Plan.                                  [_]     [_]       [_]

3. To approve the Playboy Enterprises, Inc.         For   Against   Abstain
   Employee Stock Purchase Plan.                    [_]     [_]       [_]

4. To approve the Playboy Enterprises, Inc.
   Incentive Compensation Plan for Anthony J.       For   Against   Abstain
   Lynn.                                            [_]     [_]       [_]

5. To approve the Playboy Enterprises, Inc.
   Incentive Compensation Plan for Herbert M.       For   Against   Abstain
   Laney.                                           [_]     [_]       [_]

6. To ratify the selection of Coopers &
   Lybrand L.L.P. as independent auditors
   of the Company for the fiscal year ending        For   Against   Abstain
   June 30, 1997.                                   [_]     [_]       [_]

7. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.


Signature(s)__________________________________ Dated: __________________, 1996


------------------------------------------------------------------------------
THE SIGNATURE TO THIS PROXY SHOULD CONFORM EXACTLY TO THE NAME AS SHOWN. WHEN SHARES ARE HELD BY JOINT TENANT, ALL SUCH TENANTS MUST SIGN.


-                                                                             -

                                                                      APPENDIX B

                             AMENDED AND RESTATED
                           PLAYBOY ENTERPRISES, INC.
                           1995 STOCK INCENTIVE PLAN


          Playboy Enterprises, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan.

          The purposes of this Plan are as follows:

          (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its key employees through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of key employees considered essential to the long-range success of the Company by providing and offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Whenever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

Section 1.1 - Board.  "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Change of Control. "Change of Control" shall mean the occurrence of any of the following events: (i) except in a transaction described in clause
(iii) below, Hugh M. Hefner, Christie Hefner, the Hugh M. Hefner 1991 Trust (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee), and the Hugh M. Hefner Foundation (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee) cease collectively to own a majority of the total number of votes that may be cast for the election of directors of the Company; or (ii) a sale of Playboy magazine by the Company; or (iii) the liquidation or dissolution of the Company, or any merger, consolidation or other reorganization involving the Company unless (x) the merger, consolidation or other reorganization is initiated by the Company, and (y) is one in which the stockholders of the Company immediately prior to such reorganization become the majority stockholders of a successor or ultimate parent corporation of the Company resulting from such reorganization and (z) in connection with such event, provision is made for an assumption of outstanding Options and rights or a substitution thereof of a new Option or right in such successor or ultimate parent of substantially equivalent value.

Section 1.3 - Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4 - Committee. "Committee" shall mean a committee of the Board of Directors comprised of persons who are both non-employee directors within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as such rule or its equivalent is then in effect ("Rule 16b-3") and "outside directors" within the meaning of Section 162(m) of the Code.

Section 1.5 - Common Stock. "Common Stock" shall mean the Class B Common Stock, par value $.01 per share, of the Company.

Section 1.6 - Company. "Company" shall mean Playboy Enterprises, Inc., a Delaware Corporation.

Section 1.7 - Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under Article VII of the Plan.

Section 1.8 - Director.  "Director" shall mean a member of the Board.

Section 1.9 - Employee. "Employee" shall mean any officer or other employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary.

Section 1.10 - ERISA. "ERISA" shall mean the Employment Retirement Income Security Act of 1974, as amended.

Section 1.11 - Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.12 - Grantee. "Grantee" shall mean an Employee granted a Performance Award, Stock Payment, Section 162(m) Performance Award, Section 162(m) Stock Payment, or an award of Deferred Stock or Section 162(m) Deferred Stock, under this Plan.

Section 1.13 - Incentive Stock Option. "Incentive Stock Option" shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.14 - Non-Qualified Option. "Non-Qualified Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

Section 1.15 - Officer.  "Officer" shall mean an officer of the Company.

Section 1.16 - Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option.

Section 1.17 - Optionee. "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

Section 1.18 - Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

Section 1.18A - Performance Criteria. "Performance Criteria" shall mean objective, performance criteria established pursuant to this Plan with respect to awards of Section 162(m) Restricted Stock, Section 162(m) Performance Awards,
Section 162(m) Stock Payments and Section 162(m) Deferred Stock. Performance Criteria shall be measured in terms of one or more of the following objectives, described as such objectives relate to corporation-wide objectives or objectives that are related to the performance of the individual Employee or of the Subsidiary, division, department or function with the Company or Subsidiary in which the participant is employed:

          (i) market value;

          (ii) book value;

          (iii) earnings per share;

          (iv) market share;

          (v) operating profit;

          (vi) net income;

          (vii) cash flow;

          (viii) return on capital;

          (ix) return on assets;

          (x) return on equity;

          (xi) margins;

          (xii) shareholder return;

          (xiii) sales or product volume growth;

          (xiv) productivity improvement; or

          (xv) costs or expenses.

Each grant of Section 162(m) Restricted Stock, Section 162(m) Performance Awards, Section 162(m) Stock Payments, and Section 162(m) Deferred Stock shall specify the Performance Criteria to be achieved, a minimum acceptable level of achievement below which no payment or award will be made, and a formula for determining the amount of any payment or award to be made if performance is at or above the minimum acceptable level but fall short of full achievement of the specified Performance Criteria.

If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria to be unsuitable, the Committee may modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause the award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code. In addition, at the time the award subject to Performance Criteria is made and performance goals established, the Committee is authorized to determine the manner in which the Performance Criteria will be calculated or measured to take into account certain factors over which the Employees have no or limited control including market related changes in inventory value, changes in industry margins, changes in accounting principles, and extraordinary charges to income.

Section 1.19 - Plan. "Plan" shall mean the Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan.

Section 1.20 - Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VII of this Plan.

Section 1.21 - Restricted Stockholder. "Restricted Stockholder" shall mean an Employee granted an award of Restricted Stock under Article VI of this Plan.

Section 1.22 - Secretary.  "Secretary" shall mean the Secretary of the Company.

Section 1.22A - Section 162(m) Deferred Stock. "Section 162(m) Deferred Stock" shall mean Common Stock awarded under Article VII-A of this Plan.

Section 1.22B - Section 162(m) Performance Award. "Section 162(m) Performance Award" shall mean a cash bonus, stock bonus, or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under
Article VII-A of this Plan.

Section 1.22C - Section 162(m) Restricted Stock. "Section 162(m) Restricted Stock" shall mean Common Stock awarded under Section VI-A of this Plan.

Section 1.22D - Section 162(m) Restricted Stockholder. "Section 162(m) Restricted Stockholder" shall mean an Employee granted an award of Section 162(m) Restricted Stock under Article VI-A of this Plan.

Section 1.22E - Section 162(m) Stock Payment. "Section 162(m) Stock Payment" shall mean (i) a payment in the form of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under Article VII-A of this Plan.

Section 1.23 - Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.24 - Stock Payment. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under Article VII of this Plan.

Section 1.25 - Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.26 - Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee, Grantee, Restricted Stockholder, or Section 162(m) Restricted Stockholder and the Company or any Subsidiary is terminated, voluntarily or involuntarily, for any reason, with or without Cause (as defined below), including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary. The Committee, subject to the definition of Cause below, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, "Cause" shall mean an Employee's (a) gross negligence in the performance of the responsibilities of such Employee's office or position; (b) any act of dishonesty or moral turpitude materially adversely affecting the Company or the Company's reputation; (c) commission of any other willful or intentional act that could reasonably be expected to injure materially the reputation, business or business relationships of the Company or any Subsidiary; or (d) conviction of a felony or of any crime involving moral turpitude, fraud or misrepresentation.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN
                             ----------------------

Section 2.1 - Shares Subject to Plan

          (a) The shares of stock subject to Options, or awards of Restricted Stock, Section 162(m) Restricted Stock, Performance Awards, Section 162(m) Performance Awards, Deferred Stock, Section 162(m) Deferred Stock, Stock Payments, or Section 162(m) Stock Payments shall be Common Stock. The aggregate number of shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 1,803,000 shares of Common Stock.

          (b) The maximum number of shares of Common Stock which may be subject to Options, rights or other awards granted under the Plan to any Employee in any calendar year shall not exceed 250,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

          (c) With regard to Section 162(m) Performance Awards that are cash bonuses or other performance or incentive awards expressed as cash awards (without regard to whether such bonuses or awards are ultimately paid in the form of cash, stock, or a combination of both as described in Section 7.7A), an Employee may not be granted during any calendar year such Section 162(m) Performance Awards in an amount in excess of $1,000,000.

Section 2.2 - Unexercised Options and Awards

          If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is cancelled without having been fully exercised (including Restricted Stock, Section 162(m) Restricted Stock or any other award that is forfeited before applicable vesting requirements are met or transfer restrictions have lapsed), the number of shares subject to such Option or other right but as to which such Option or other right was not exercised (or vested or delivered without restriction, as the case may be) prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Adjustments in Outstanding Options or Rights

          Subject to Section 4.2(c), in the event that the outstanding shares of the Common Stock subject to Options or other rights are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a recapitalization, reclassification, stock split, stock dividend or combination of shares or similar transaction, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options or rights, or portions thereof then unexercised, shall be exercisable, so that the Optionee's, Grantee's, Restricted Stockholder's or Section 162(m) Restricted Stockholder's proportionate interest shall be maintained. Such adjustment shall be made without change in the total price applicable to the unexercised portion of the Option or right (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, Section 162(m) Restricted Stockholders, the Company or any Subsidiary, their representatives and all other interested persons. Such adjustments will also be made in determining Section
2.1 limitations on maximum number and kind of shares which may be issued on exercise of Options, Restricted Stock, Section 162(m) Restricted Stock or other awards. The shares of Class B Common Stock reserved under this Plan will be reduced as Options, Restricted Stock, Section 162(m) Restricted Stock or other awards are granted or issued so that the aggregate number of any single Class of Stock will never exceed the total amount of shares authorized under the Plan.

                                  ARTICLE III

                              GRANTING OF OPTIONS
                              -------------------

Section 3.1 - Eligibility

          Any key Employee of the Company or a Subsidiary except Hugh M. Hefner shall be eligible to be granted Options.

Section 3.2 - Qualification of Incentive Stock Options.

          No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. Without limitation of the foregoing, no person shall be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

Section 3.3 - Granting of Options

          (a) The Committee shall from time to time, in its absolute discretion:

                    (i) Determine which Employees are "key Employees" and select from among the key Employees (including those to whom Options and/or rights have been previously granted under the Plan or any other stock option or other plan of the Company) such of them as in its opinion should be granted Options; and

                    (ii) Determine for each Employee the number of shares to be subject to such Options; and

                    (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                    (iv) Determine the terms and conditions of such Options, consistent with the Plan.

          (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary or other authorized officer to execute and deliver a Stock Option Agreement, and may impose such conditions on the grant of such Option as it deems appropriate, not inconsistent with this Plan. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock,
Section 162(m) Restricted Stock, Deferred Stock or Section 162(m) Deferred Stock, Performance Awards, Section 162(m) Performance Awards, Stock Payments or
Section 162(m) Stock Payments or other rights which have been previously granted to him. An Option, the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of such surrendered Option or award.

          (c) Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                                  ARTICLE IV

                               TERMS OF OPTIONS
                               ----------------

Section 4.1 - Option Price

          (a) The price of the shares subject to each Non-Qualified Option shall not be less than 100% of the fair market value of such shares at the end of the business day immediately preceding the day such Option is granted.

          (b) For purposes of the Plan, the fair market value ("Fair Market Value") of a share of the Company's Common Stock as of a given date shall be:
(i) the closing price of a share of such class of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or
(iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

          (c) The price of the shares subject to Incentive Stock Options shall not be less than the greater of (i) 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted, or (ii) 110% of the fair market value of a share of Common Stock on the date such Incentive Stock Option is granted in the case of an individual then owning (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

Section 4.2 - Commencement of Exercisability;  Change of Control

          (a) Subject to the provisions of Sections 4.2(b) and 9.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.2(b) and 9.3 and except in connection with a Change of Control, accelerate the time at which such Option or any portion thereof may be exercised; provided further, that, to the extent necessary for this Plan to meet the requirements of Rule 16b-3, no Option granted hereunder shall be exercisable for at least six months (or such other period as may be specified in said Rule) after such Option is granted.

          (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Option Agreement or in a resolution adopted following the grant of the Option. Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Optionee, or amend any other term or condition of such Option relating to such a termination.

          (c) If an Optionee is terminated without Cause less than one (1) year after a Change of Control specified in clause (i) or (ii) of the definition thereof, unless the terms of any Option specifically exclude such right, the Optionee shall have the right to exercise such Optionee's Option until expiration thereof pursuant to Section 4.3(a)(ii) with respect to all vested installments of such Option, and with respect to the next installment (if any) of such Option that was unvested on the date of such Termination of Employment.

          Not less than ninety (90) days prior to the effective date of any Change of Control specified in clause (iii) of the definition of such term, the Committee shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under Section 4.3, and shall specify in such notice a date prior to the effective date of such event when this Option shall be exercisable with respect to all vested installments thereof, and with respect to the next installment (if any) of such Option that is unvested on the date of such Change of Control.

          (d) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.2(d), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

Section 4.3 - Expiration of Options

          (a) Unless an Option expires earlier pursuant to the terms of a Stock Option Agreement, each Option may be exercised any time until the first of the following events, after which such Option will become unexercisable:

              (i) The expiration of ten (10) years from the date the Option was granted if the Employee is still employed by the Company or any Subsidiary; or

             (ii) The expiration of three (3) months from the Employee's Termination of Employment if such Termination of Employment results from such Employee's retirement, or such Employee's being discharged not for Cause, unless the Employee dies within said three-month period; or

             (iii) The effective date of (i) a Termination of Employment for Cause, (ii) the Employee's resignation, or (iii) a Change of Control specified in clause (iii) of the definition of such term; or

             (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one (1) year from the date of the Optionee's Termination of Employment; provided, however, that this subsection (iv) shall not apply if the Optionee dies within said one-year period; or

              (v)  One (1) year from the date of the Optionee's death.

          (b) Subject to the provisions of Section 4.3(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

          (c) The term of any Incentive Stock Option shall not be more than five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

Section 4.4 - No Right to Continued Employment

          Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without Cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS
                              -------------------

Section 5.1 - Person Eligible to Exercise

          (a) Subject to 5.1(b), during the lifetime of the Optionee, only such Optionee (or the spouse or former spouse of such Optionee following transfer of the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder) may exercise an Option (or any portion thereof) granted to such Optionee. After the death of the Optionee, any exercisable portion of an Option may, within the time frame allowed, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. To the extent Rule 16b-3 as then in effect permits transfers of Options other than as provided in this Section 5.1(a), the Committee may by resolution amend this Section 5.1(a) or the terms of outstanding options to reflect such other transfer limitation requirements, in the Committee's discretion.

          (b) Should the Optionee be determined under applicable law to have become a disabled person or the equivalent thereof, the Option may, prior to the time when the Option becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by the Optionee's guardian or by any other person empowered to do so under applicable laws of guardianship. For purposes of this section 5.1(b), "disabled person" shall mean a person who (i) because of mental deterioration or physical incapacity is not fully able to manage such person's person or estate or (ii) is mentally ill and who because of such person's mental illness is not fully able to manage such person's person or estate.

Section 5.2 - Partial Exercise

          An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by terms of the Option, a partial exercise be with respect to a minimum number of shares.

Section 5.3 - Manner of Exercise

          All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or the Secretary's office:

          (a) A written notice signed by the Optionee (or other person then entitled to exercise such Option or portion), stating that such Option or portion thereof is being exercised and such notice complies with all applicable rules established by the Committee; and

          (b)  Payment in full for the exercised shares:

              (i)   In cash or by certified or cashier's check; or

              (ii) In shares of the same class of the Company's Common Stock owned by the Optionee. These shares must be duly endorsed for transfer to the Company and will be credited at the Fair Market Value on the date of delivery; or

             (iii) With the consent of the Committee and at the sole discretion of the Company, by a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

              (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii), and (iii); or

               (v) To the extent permitted by law (including then existing interpretations of Rule 16b-3) a "cashless exercise procedure" satisfactory to the Committee which permits the Optionee to deliver an exercise notice to a broker-dealer, who then sells the Option shares, delivers the exercise price and withholding taxes to the Company and delivers the excess funds less commission and withholding taxes to the Optionee; and

          (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (d) Appropriate proof of the right of such person or persons to exercise the option or portion thereof in the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee; and

          (e) Full payment of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option. With the consent of the Committee, (i) shares of the Company's Common Stock owned by the Employee duly endorsed for transfer or (ii) subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the Employee upon exercise of the Option, valued in accordance with Section 4.1(b) of the Plan at the date of Option exercise, may be used to make all or part of such payment.

Section 5.4 - Certain Timing Requirements

          At the discretion of the Committee shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act and to the extent such limitation is required by Rule 16b-3, as then in effect, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

Section 5.5 - Additional Conditions to Issuance of Stock Certificates

          The shares of Common Stock issuable and deliverable upon the exercise of an Option shall be fully paid and non-assessable. In addition to satisfaction of the conditions specified in Sections 5.3 and 5.4, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience.

Section 5.6 - Rights as Stockholders

          The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders or the Company's stock record books reflect the Optionee as a stockholder pursuant to any book entry procedure approved by the Secretary.

          The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock, acquired by exercise of an Incentive Stock Option, within (i) two years from the date of granting such Option or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI

                           AWARD OF RESTRICTED STOCK
                           -------------------------

Section 6.1 - Award of Restricted Stock

          (a) The Committee shall from time to time, in its absolute discretion:

               (i) Select from among the key Employees (including Employees who have previously received other awards under this Plan or any other stock option plan of the Company) such of them as in its opinion should be awarded Restricted Stock; and

               (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

          (b) In all cases, legal consideration meeting the requirements of Delaware law shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of a key Employee to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

Section 6.2 - Restricted Stock Agreement

          Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 6.3 - No Right to Continued Employment

          Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of the

Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

Section 6.4 - Rights as Stockholders

          Upon delivery of any shares of Restricted Stock that are certificated to the escrow holder pursuant to Section 6.7, and upon issuance thereof, if uncertificated, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distribution with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

Section 6.5 - Restrictions

          All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company or a Subsidiary, Company performance, individual performance, or a change of control; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration (other than services) was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment for any reason at any time or prior to any date the Committee may establish.

Section 6.6 - Repurchase of Restricted Stock

          If consideration (other than services) was paid for Restricted Stock, the Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock or such other price as may be specified in the Restricted Stock Agreement; provided, however, that provision may be made in the Restricted Stock Agreement in the Committee's discretion that no such right of repurchase shall exist in the event of a Termination of Employment without

Cause, or following a Change in Control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

Section 6.7 - Escrow

          The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed (or the Secretary shall establish book entry procedures sufficient to prevent unauthorized transfers of the Restricted Stock).

Section 6.8 - Legend

          In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all certificated shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, or stop transfer instructions with respect to book entry procedures, which legend, legends or instructions shall make appropriate reference to the conditions imposed hereby.


                                 ARTICLE VI-A

                   AWARD OF SECTION 162(m) RESTRICTED STOCK
                   ----------------------------------------

Section 6.1A - Award of Section 162(m) Restricted Stock

          (a) The Committee shall from time to time, in its absolute discretion:

               (i) Select from among the key Employees (including Employees who have previously received other awards under this Plan or any other stock option plan of the Company) such of them as in its opinion should be awarded Section 162(m) Restricted Stock; and

               (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Section 162(m) Restricted Stock, consistent with this Plan.

          (b) In all cases, legal consideration meeting the requirements of Delaware law shall be required for each issuance of Section 162(m) Restricted Stock.

          (c) Upon the selection of a key Employee to be awarded Section 162(m) Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Section 162(m) Restricted Stock and may impose such conditions on the issuance of such Section 162(m) Restricted Stock as it deems appropriate.

Section 6.2A - Section 162(m) Restricted Stock Agreement

          Section 162(m) Restricted Stock shall be issued only pursuant to a written Section 162(m) Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 6.3A - No Right to Continued Employment

          Nothing in this Plan or in any Section 162(m) Restricted Stock Agreement hereunder shall confer on any Section 162(m) Restricted Stockholder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Section 162(m) Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

Section 6.4A - Rights as Stockholders

          Upon delivery of any shares of Section 162(m) Restricted Stock that are certificated to the escrow holder pursuant to Section 6.7A, and upon issuance thereof, if uncertificated, the Section 162(m) Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the
Section 162(m) Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distribution with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5A.

Section 6.5A - Restrictions

          All shares of Section 162(m) Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Section 162(m) Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual
Section 162(m) Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability. The Section 162(m) Restricted Stock Agreement shall provide that a Section 162(m) Restricted Stockholder's rights in Section 162(m) Restricted Stock shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved. Section 162(m) Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration (other than services) was paid by the Section 162(m) Restricted Stockholder upon issuance, a Section 162(m) Restricted Stockholder's rights in unvested Section 162(m) Restricted Stock shall lapse upon Termination of Employment for any reason at any time or prior to any date the Committee may establish.

Section 6.6A - Repurchase of Section 162(m) Restricted Stock

          If consideration (other than services) was paid for Section 162(m) Restricted Stock, the Committee shall provide in the terms of each individual
Section 162(m) Restricted Stock Agreement that the Company shall have the right to repurchase from the Section 162(m) Restricted Stockholder the Section 162(m) Restricted Stock then subject to restrictions under the Section 162(m) Restricted Stock Agreement immediately upon a Termination of Employment at a cash price per share equal to the price paid by the Section 162(m) Restricted Stockholder for such Section 162(m) Restricted Stock or such other price as may be specified in the Section 162(m) Restricted Stock Agreement; provided, however, that provision may be made in the Section 162(m) Restricted Stock Agreement in the Committee's discretion that no such right of repurchase shall exist in the event of a Termination of Employment without Cause, or following a Change in Control of the Company or because of the Section 162(m) Restricted Stockholder's retirement, death or disability, or otherwise.

Section 6.7A - Escrow

          The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Section 162(m) Restricted Stock until all of the restrictions imposed under the Section 162(m) Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed (or the Secretary shall establish book entry procedures sufficient to prevent unauthorized transfers of the Section 162(m) Restricted Stock).

Section 6.8A - Legend

          In order to enforce the restrictions imposed upon shares of Section 162(m) Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all certificated shares of Section 162(m) Restricted Stock that are still subject to restrictions under Section 162(m) Restricted Stock Agreements, or stop transfer instructions with respect to book entry procedures, which legend, legends or instructions shall make appropriate reference to the conditions imposed hereby.


                                  ARTICLE VII

              PERFORMANCE AWARDS, DEFERRED STOCK, STOCK PAYMENTS
              --------------------------------------------------

Section 7.1 - Performance Awards

          Any key Employee selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee.

Section 7.2 - Stock Payments

          Any key Employee selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

Section 7.3  - Deferred Stock

          Any key Employee selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

Section 7.4 - Performance Award Agreement, Deferred Stock Agreement, Stock Payment Agreement

          Each Performance Award, Deferred Stock Award and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 7.5 - Term

          The term of a Performance Award Agreement, Deferred Stock Award and/or Stock Payment shall be set by the Committee in its discretion.

Section 7.6 - Exercise Upon Termination of Employment

          A Performance Award, Deferred Stock Award and/or Stock Payment is exercisable or payable only while the Grantee is an Employee; provided that the Committee may determine that the Performance Award, Deferred Stock Award and/or Stock Payment may be exercised or paid subsequent to Termination of Employment without Cause, or following a Change in Control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

Section 7.7 - Payment

          Payment of the amount determined under Section 7.1 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Sections 5.3 and 5.5.

Section 7.8 - No Right to Continued Employment

          Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.


                                 ARTICLE VII-A

                  SECTION 162(m) PERFORMANCE AWARDS, SECTION
             162(m) DEFERRED STOCK, SECTION 162(m) STOCK PAYMENTS
             ----------------------------------------------------

Section 7.1A - Section 162(m) Performance Awards

          Any key Employee selected by the Committee may be granted one or more
Section 162(m) Performance Awards. The right to a Section 162(m) Performance Award shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved.

Section 7.2A - Section 162(m) Stock Payments

          Any key Employee selected by the Committee may be granted one or more
Section 162(m) Stock Payments. The right to a Section 162(m) Stock Payment shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved.

Section 7.3A - Section 162(m) Deferred Stock

          Any key Employee selected by the Committee may be granted an award of
Section 162(m) Deferred Stock. An award of Section 162(m) Deferred Stock shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved. Common Stock underlying a Section 162(m) Deferred Stock award will not be issued until the Section 162(m) Deferred Stock award has vested. Unless otherwise provided by the Committee, a Grantee of
Section 162(m) Deferred Stock shall have no rights as a Company stockholder with respect to such Section 162(m) Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

Section 7.4A - Section 162(m) Performance Award Agreement, Section 162(m) Deferred Stock Agreement, Section 162(m) Stock Payment Agreement

          Each Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 7.5A - Term

          The term of a Section 162(m) Performance Award Agreement, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment shall be set by the Committee in its discretion.

Section 7.6A - Exercise Upon Termination of Employment

          A Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment is exercisable or payable only while the Grantee is an Employee; provided that the Committee may determine that the
Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or
Section 162(m) Stock Payment may be exercised or paid following a Change in Control of the Company, or because of the Grantee's death or disability.

Section 7.7A - Payment

          Payment of the amount determined under Section 7.1A above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII-A is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Sections 5.3 and 5.5.

Section 7.8A - No Right to Continued Employment

          Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.


                                 ARTICLE VIII

                                ADMINISTRATION
                                --------------

Section 8.1 - Duties and Powers of Committee

          It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Options, awards of Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock or Section 162(m) Deferred Stock, Performance Awards, Stock Payments,
Section 162(m) Performance Awards, or Section 162(m) Stock Payments are granted and awarded and to adopt such rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules. Options, awards of Section 162(m) Restricted Stock,
Section 162(m) Deferred Stock, Section 162(m) Performance Awards and Section 162(m) Stock Payments are intended to qualify as performance-based compensation under Section 162(m) of the Code, and the Committee shall grant or award such Options, rights or other awards in a manner consistent with the rules governing performance-based compensation under Section 162(m) of the Code. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 8.2 - Majority Rule

          The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

Section 8.3 - Compensation; Professional Assistance; Good Faith Actions

          Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, Section 162(m) Restricted Stockholders, the Company and all other interested persons.
No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Options or other awards, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                  ARTICLE IX

                               OTHER PROVISIONS
                               ----------------

Section 9.1 - Options and Other Rights Are Not Transferable

          Except as the Committee may otherwise provide, no Options, Restricted Stock Awards, Deferred Stock Awards, Performance Awards, Stock Payments, Section 162(m) Restricted Stock Awards, Section 162(m) Deferred Stock Awards, Section 162(m) Performance Awards, or Section 162(m) Stock Payments or interest under this Plan or part thereof shall be liable for the debts, contracts or engagements of any Optionee, Grantee, Restricted Stockholder, Section 162(m) Restricted Stockholder or their respective successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9.1 shall prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder.

Section 9.2 - Amendment, Suspension or Termination of the Plan; Modification of Options

          The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that no such amendment or modification may (i) increase the maximum number of shares specified in Section 2.1(a) (except that adjustments authorized by Section 2.3 of the Plan shall not be limited by this provision) or (ii) change the Employees eligible to participate in the Plan. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of an Option, Restricted Stock, Section 162(m) Restricted Stock or award, alter or impair any rights or obligations under any such Option, Restricted Stock, Section 162(m) Restricted Stock or award. No

Option, Restricted Stock, Section 162(m) Restricted Stock or award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is approved by the Company's stockholders under
Section 9.3. An Option, Restricted Stock, Section 162(m) Restricted Stock or award shall be subject in all events to the condition that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of any of the Company's securities upon any securities exchange or under any law, regulation or other requirement of any governmental authority is necessary or desirable, or that any consent or approval from any governmental authority is necessary or desirable, then the Board may modify the terms of any Option, Restricted Stock, Section 162(m) Restricted Stock or other award granted under the Plan, without the consent of the Optionee, Grantee, Restricted Stockholder or Section 162(m) Restricted Stockholder in any manner which the Board deems necessary or desirable in order to improve the Company's ability to obtain such listing, registration, qualification, consent or approval.

Section 9.3 - Approval of Plan by Stockholders

          The Plan shall become effective as of the date of Board approval (the "Effective Date"), subject to the approval of the Company's stockholders within 12 months after the Effective Date; provided, however, that notwithstanding anything herein or in any award agreement to the contrary, all Section 162(m) Performance Awards, Section 162(m) Stock Payments, Section 162(m) Restricted Stock, and Section 162(m) Deferred Stock awarded prior to such stockholder approval shall be void if such approval has not been obtained at the end of said 12-month period.

Section 9.4 - Effect of Plan Upon Other Option and Compensation Plans

          The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 9.5 - No Obligation to Register

          The Company shall not be deemed, by reason of the granting of any Option or any other award hereunder, to have any obligation to register the shares of Common Stock subject to such Option or award under the Securities Act or to maintain in effect any registration of such shares which may be made at any time under the Securities Act.

Section 9.6 - Tax Withholding

          The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee, Restricted Stockholder or Section 162(m) Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Payment, Section 162(m) Restricted Stock, Section 162(m) Deferred Stock, Section 162(m) Performance Award, or Section 162(m) Stock Payment.

Section 9.7 - Loans

          The Committee may permit, in its discretion, and subject to the Company's approval, the extension by the Company of one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Payment, Section 162(m) Performance Award, or Section 162(m) Stock Payment granted under this Plan, or the issuance of Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee, subject to the Company's approval.

Section 9.8 - Limitations Applicable to Section 16 Persons and Performance-Based Compensation

          Notwithstanding any other provision of this Plan, any Option, Performance Award, Stock Payment, Section 162(m) Performance Award, or Section 162(m) Stock Payment granted, or Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded, to a key Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option, right or award intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 9.9 - Compliance with Laws

          This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Payments, Section 162(m) Restricted Stock awards, Section 162(m) Deferred Stock awards, Section 162(m) Performance

Awards, or Section 162(m) Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Payments, Section 162(m) Performance Awards, or Section 162(m) Stock Payments granted or Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Payments, Section 162(m) Restricted Stock awards, Section 162(m) Deferred Stock awards, Section 162(m) Performance Awards, or Section 162(m) Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 9.10 - Transfer Restrictions

          To the extent required for compliance of the Plan with any applicable provisions of Rule 16b-3, shares acquired upon exercise of any Option, award or right under this Plan may not be sold or otherwise transferred for at least six months (or such other period as provided in such Rule) after such acquisition.

Section 9.11 - Titles

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 9.12 - Governing Law

          The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Playboy Enterprises, Inc. on __________, 199_.

          Executed on this ____ day of ____________, 199_.



                                                 -------------------------------
                                                      Assistant Secretary


                                   *  *  *  *


          I hereby certify that the foregoing Plan was duly approved by the shareholders of Playboy Enterprises, Inc. on __________, 199_.

          Executed on this ____ day of ____________, 199_.



                                                 -------------------------------
                                                      Secretary

                                                                      APPENDIX C
                           PLAYBOY ENTERPRISES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN



SECTION 1.  PURPOSE.

     This Employee Stock Purchase Plan (the "Plan") is intended to advance the interests of Playboy Enterprises, Inc. (the "Company") and its stockholders by allowing employees of the Company and those subsidiaries of the Company that participate in the Plan the opportunity to purchase shares of the Company's Class B Common Stock ("Class B Common Stock"). It is intended that the Plan will constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

SECTION 2.  ADMINISTRATION.

     The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors. The majority of the Committee shall constitute a quorum, and the action of (a) a majority of the members of the Committee present at any meeting at which a quorum is present or (b) all members acting unanimously by written consent, shall be the acts of the Committee.

     The interpretation and construction by the Committee of any provision of the Plan or of any subscription to purchase shares under it shall be final. The Committee may establish any policies or procedures which in the discretion of the Committee are relevant to the operation and administration of the Plan and may adopt rules for the administration of the Plan. The Committee will, from time to time, designate the subsidiaries (as defined below) of the Company whose employees will be eligible to participate in the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any subscription to purchase shares under it. For purposes of this Plan, the term "subsidiary" means any corporation in which the Company directly or indirectly owns or controls more than 50 percent of the total combined voting power of all classes of stock issued by the corporation.

SECTION 3.  ELIGIBILITY.

     Each employee of the Company or of a participating subsidiary of the Company whose customary employment is a minimum of 20 hours per week may subscribe to purchase shares of Class B Common Stock under the terms of the Plan, except that no employee may subscribe to purchase shares on the immediately following Purchase Date (as defined below) if, immediately after the immediately preceding Subscription Date (as defined below), such employee would own stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company. For purposes of this paragraph, stock ownership of an individual shall be determined under the rules of Section 424(d) of the Code.

     For purposes of the Plan:

     (a) The term "Subscription Date" means the first business day of each fiscal quarter of the Company during which the Plan is effective or, in the case of a participant who is not an employee of the Company or a participating subsidiary of the Company as of a particular Subscription Date, the date thereafter on which such participant became an employee of the Company or a participating subsidiary of the Company. The first Subscription Date under the Plan will be July 1, 1996.

     (b) The term "Purchase Date" means the last business day of the fiscal quarter in which the related Subscription Date occurs.

SECTION 4.  PARTICIPATION.

     (a) An eligible employee shall evidence his or her agreement to subscribe for shares by completing a written agreement (the "Subscription and Authorization Form") provided by the Committee and filing it as directed by the Committee. A Subscription and Authorization Form will take effect within a reasonable time after it has been filed with the Company. Once an employee provides the Committee with the Subscription and Authorization Form, he or she continues as a participant in the Plan on the terms provided in such form until he or she provides a new form or withdraws from the Plan.

     (b) In the Subscription and Authorization Form, an eligible employee shall designate any whole dollar amount to be withheld from such employee's compensation in each pay period and used to purchase shares of Common Stock on the next Purchase Date, subject to the following limitations: (i) the whole dollar amount (on an annualized basis) shall not exceed 10 percent of his or her compensation (as defined below) on an annualized basis; (ii) the maximum number of shares of Class B Common Stock which can be purchased by any one employee on any Purchase Date shall not exceed 1,000 shares of the Class B Common Stock; and
(iii) the Committee may establish from time to time minimum payroll deductions. For purposes of this Plan, the term "compensation" means gross regular earnings.

SECTION 5.  STOCK.

     The stock purchased under the Plan shall be shares of authorized but unissued or reacquired Class B Common Stock.

Subject to the provisions of Section 6(h), the aggregate number of shares which may be purchased under the Plan shall not exceed 50,000 shares of Class B Common Stock. In the event that the dollar amount of shares subscribed for in any quarter exceeds the number of shares available to be purchased under the Plan, the shares available to be purchased shall be allocated on a pro rata basis among the subscriptions.

SECTION 6.  TERMS AND CONDITIONS OF SUBSCRIPTIONS.

     Subscriptions shall be evidenced by a Subscription and Authorization Form in such form as the Committee shall from time to time approve, provided that all employees subscribing to purchase shares shall have the same rights and privileges (except as otherwise provided in Section 4(b) and subparagraph (d) below), and provided further that such subscriptions shall comply with and be subject to the following terms and conditions:

     (a) Purchase Price. The purchase price shall be an amount equal to 85 percent of the fair market value of such stock on the Purchase Date. During such time as the Class B Common Stock is traded on the New York Stock Exchange, the fair market value per share shall be the closing price of the Class B Common Stock (as reported in the record of Composite Transactions for New York Stock Exchange listed securities and printed in The Wall Street Journal) on such Purchase Date (or on the next regular business date on which shares of the Class B Common Stock of the Company shall be traded in the event that no shares of the Class B Common Stock shall have been traded on the Purchase Date). Subject to the foregoing, the Committee shall have full authority and discretion in fixing the purchase price.

     (b) Medium and Time of Payment. The purchase price shall be payable in full in United States dollars, pursuant to uniform policies and procedures established by the Committee. The funds required for such payment will be derived by withholding from an employee's compensation. An employee shall have the right at any time to terminate the withholding from his or her compensation of amounts to be paid toward the purchase price. An employee shall have the right, one time in each quarter, to change the amount so withheld, by submitting a written request to the Company at least 10 business days before any Purchase Date. An employee shall have the right to cancel his or her subscription in whole or in part and to obtain a refund of amounts withheld from his or her compensation by submitting a written request to the Company at least 10 business days before any Purchase Date. Any cancellation of a subscription in whole will constitute a withdrawal under Section 4(a) of the Plan. Such amounts shall thereafter be paid to the employee within a reasonable period of time.

     (c) No Interest on Employee Funds. No interest shall accrue on any amounts withheld from an employee's compensation.

     (d) Accrual Limitation. No subscription shall permit the rights of an employee to purchase stock under all "employee stock purchase plans" (as defined in the Code) of the Company to accrue, under the rules set forth in Section 423(b)(8) of the Code, at a rate which exceeds $25,000 of fair market value of such stock (determined at the time of subscription) for each calendar year.

     (e) Termination of Employment. If an employee who has subscribed for shares ceases to be employed by the Company or a participating subsidiary before any applicable Purchase Date:

          i. Because of retirement or disability, he or she may elect to continue making payments equal to the rate of payroll deductions made before retirement or disability until the first Purchase Date following retirement or disability; or otherwise the accumulated payment in his or her account at the time of retirement or disability will be applied to purchase shares at the applicable purchase price on the first Purchase Date following such retirement or disability, unless the Company is otherwise notified in writing.

          ii. For any other reason, he or she may elect to have the accumulated payment in his or her account at the time of termination applied to purchase shares at the applicable purchase price on the first Purchase Date following such termination; or otherwise the total unused payments credited to his or her account on the date of termination will be refunded within a reasonable time without interest, unless the Company is otherwise notified in writing.

     (f) Transferability. Neither payments credited to an employee's account nor any rights to subscribe to purchase shares of Class B Common Stock under the Plan may be transferred by an employee except by the laws of descent and distribution. Any such attempted transfer will be without effect, except that the Company may treat such act as an election by the employee to withdraw in accordance with Section 6(b). Shares of Class B Common Stock may be purchased under the Plan only by subscribing employees who have legal capacity as determined under applicable state law or, in the event of the employee's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the employee under state law or court supervision.

     (g) Death and Designation of Beneficiary. An employee may file with the Company a written designation of beneficiary and may change such designation of beneficiary at any time by written notice to the Company. On the death of an employee, the elections provided on termination of employment for retirement or disability may be exercised by the employee's beneficiary, executor, administrator, or other legal representative.

     (h) Adjustments. The Committee may make or provide for such adjustments in the purchase price and in the number or kind of shares of the Class B Common Stock or other securities covered by outstanding subscriptions, or specified in the second sentence of Section 5 of the Plan, as the Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of employees that would otherwise result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; (ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, separation, reorganization, partial or complete liquidation, or other distribution of assets, issuance of rights or warrants to purchase stock; or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding subscriptions under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances.

     (i) Rights as a Stockholder. An employee shall have no rights as a stockholder with respect to any Class B Common Stock covered by his or her subscription until the Purchase Date following payment in full. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of such purchase, except as provided in Section 6(h) of the Plan.

     (j) Fractional Shares. Fractional shares may be purchased under the Plan and credited to an account for the employee. The Company, however, shall have the right to pay cash in lieu of any fractional shares of Class B Common Stock to be distributed from an employee's account under the Plan.

     (k) Other Provisions. The Subscription and Authorization Form authorized under the Plan shall contain such other provisions as the Committee may deem advisable, provided that no such provisions may in any way be in conflict with the terms of the Plan.

SECTION 7.  TERM OF PLAN.

     Eligible employees may subscribe for shares under the Plan within a period of ten years from the date the Plan is adopted by the Board of Directors; provided, however, that the Committee may terminate or suspend the Plan if at any time there are less than 5 percent of the eligible employees participating in the Plan.

SECTION 8.  AMENDMENT OF THE PLAN.

     The Plan may be amended from time to time by the Committee, but without further approval of the stockholders, no such amendment shall (a) increase the aggregate number of shares of Class B Common Stock that may be issued and sold under the Plan (except that adjustments authorized by Section 6(h) of the Plan shall not be limited by this provision) or (b) materially modify the requirements as to eligibility for participation in the Plan.

SECTION 9.  APPROVAL OF STOCKHOLDERS.

     The Plan shall take effect upon adoption by the Board of Directors; provided, however, that any subscriptions and purchases under the Plan shall be null and void unless the Plan is approved by a vote of the holders of a majority of the total number of outstanding shares of voting stock of the Company present in person or by proxy at a meeting at which a quorum is present in person or by proxy, which approval must occur within the period of 12 months after the date the Plan is adopted by the Board of Directors.

                                                                      APPENDIX D

                           PLAYBOY ENTERPRISES, INC.
                INCENTIVE COMPENSATION PLAN FOR ANTHONY J. LYNN

          Playboy Enterprises, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Playboy Enterprises, Inc. Incentive Compensation Plan for Anthony J. Lynn (the "Plan"). The Compensation Committee of the Board of Directors of the Company (the "Committee") and the Board of Directors of the Company have approved the terms and conditions reflected in the Plan. The purposes of the Plan are as follows:

          (1) To further the growth, development and financial success of the Company by providing additional incentives to Anthony J. Lynn ("Employee") through incentive compensation.

          (2) To enable the Company to obtain and retain the services of Employee who is considered essential to the long-range success of the Company by providing and offering him an opportunity to participate in incentive compensation arrangements which will reflect the growth, development and financial success of the Company.

          Section 1 - 1997 Contingent Compensation and Post-1997 Contingent Compensation.

          (a) Employee shall receive contingent compensation for the 1997 fiscal year ("1997 Contingent Compensation"), computed as follows:

          (i) Employee shall receive a sum equal to 5% of the amount by which the 1997 Pre-tax Profits of the Playboy Entertainment Group for the 1997 fiscal year (July 1 through June 30) exceeds the Profits Base; provided, however, if the sum of $525,000 plus 1997 Contingent Compensation equals $2,000,000, any additional 1997 Contingent Compensation payable to Employee will be equal to 2.5% of the amount by which the 1997 Pre-tax Profits of the Playboy Entertainment Group exceeds the Profits Base.

          (ii) The Profits Base is defined as $2,350,000.

          (iii)(A) "1997 Pre-tax Profits" of the Playboy Entertainment Group for the 1997 fiscal year shall be the amount, if any, by which the total net revenues of the Playboy Entertainment Group, including its subsidiaries and the Group's pro-rata share of revenues derived from all controlled affiliates exceeds all reasonable and applicable operating expenses attributable to same, in accordance with "Generally Accepted Accounting Principles" computed consistent with methods utilized by the Company in the 1992 fiscal year and used by the Company's outside auditors in the preparation of the Company's audited financial statements.

          (B) In computing the 1997 Pre-tax Profits of the Playboy Entertainment Group for the 1997 fiscal year, there shall be allowed all fair and reasonable allocation of items of revenue and expenses between divisions, subsidiaries and affiliates of the Company, including, but not limited to, inter company sales, expenses such as rents, occupancy, general administrative and personnel salaries, MIS, insurance, employee benefits costs, security, payroll processing, legal and tax advisory fees, depreciation, profit sharing and auditing expenses.

          (C) Further, the effect of any One Time Gains or Losses accounted for as part of the Playboy Entertainment Group shall be amortized evenly over four
(4) years, beginning in the month of occurrence, for purposes of calculating 1997 Pre-tax Profits, regardless of how the transaction is accounted for under Generally Accepted Accounting Principles. A "One Time Gain or Loss" is a gain or loss resulting from a transaction not in the ordinary course of business and which does not result in a 1997 Equity Bonus or a Post-1997 Equity Bonus under
Section 2 of this Plan.

          (D) In no event shall profits or losses, except as described in
Section 1(a)(iii)(C), from any fiscal year be carried over or back to any other fiscal year or otherwise taken into consideration in computing the 1997 Pre-tax Profits.

          (iv) The 1997 Contingent Compensation to which Employee is entitled shall be paid on or before the date which is five business days after the earlier of:

          (A) The date on which the Company's outside auditors complete their field work for the Company with regard to the 1997 fiscal year; or

          (B) The date on which such outside auditors approve the release of the annual earnings of the Company for the 1997 fiscal year; or

          (C) 90 days after the end of the 1997 fiscal year.

Notwithstanding anything in this Section 1(a)(iv) to the contrary, Employee shall not be paid 1997 Contingent Compensation until after the Committee certifies in writing that the performance goals and any other material terms specified herein and necessary for Employee to receive such 1997 Contingent Compensation have been satisfied.

          (v) The Company shall, concurrently with payment to Employee of the 1997 Contingent Compensation to which he is entitled hereunder, deliver and render to Employee a detailed accounting (certified by the Chief Financial Officer of the

Company) setting forth therein the Company's determination of the 1997 Pre-tax Profits of the Playboy Entertainment Group.

          (vi) 1997 Contingent Compensation, if any, due to Employee following the termination of Employee's employment with the Company shall be governed solely by the provisions of Section 1(c).

          (b) Employee shall receive annual contingent compensation ("Post-1997 Contingent Compensation") for each of the fiscal years during the Section 1(b) Term, computed as follows:

          (i) Employee shall receive a sum equal to 5% of the amount by which the Pre-tax Profits of the Playboy Entertainment Group for each fiscal year (July 1 through June 30) during the Section 1(b) Term exceeds the Profits Base; provided, however, once the sum of $550,000 plus Post-1997 Contingent Compensation equals $2,000,000 in any fiscal year, any additional Post-1997 Contingent Compensation payable to Employee in such fiscal year will be equal to 2.5% of the amount by which the Pre-tax Profits of the Playboy Entertainment Group in such fiscal year exceeds the Profits Base. Each fiscal year shall be deemed a separate accounting period for purposes of computing Post-1997 Contingent Compensation for such fiscal year.

          (ii) The Profits Base is defined as $2,350,000.

          (iii)(A) "Pre-tax Profits" of the Playboy Entertainment Group for any fiscal year shall be the amount, if any, by which the total net revenues of the Playboy Entertainment Group, including its subsidiaries and the Group's pro-rata share of revenues derived from all controlled affiliates exceeds all reasonable and applicable operating expenses attributable to same, in accordance with "Generally Accepted Accounting Principles" computed consistent with methods utilized by the Company and used by the Company's outside auditors in the preparation of the Company's audited financial statements.

          (B) In computing the Pre-tax Profits of the Playboy Entertainment Group for any fiscal year, there shall be allowed all fair and reasonable allocation of items of revenue and expenses between divisions, subsidiaries and affiliates of the Company, including, but not limited to, inter company sales, expenses such as rents, occupancy, general administrative and personnel salaries, MIS, insurance, employee benefits costs, security, payroll processing, legal and tax advisory fees, depreciation, profit sharing and auditing expenses.

          (C) Further, the effect of any One Time Gains or Losses accounted for as part of the Playboy Entertainment Group shall be amortized evenly over four
(4) years, beginning in the month of occurrence, for purposes of calculating Pre-tax Profits, regardless of how the transaction is accounted for under

Generally Accepted Accounting Principles. A "One Time Gain or Loss" is a gain or loss resulting from a transaction not in the ordinary course of business and which does not result in a 1997 Equity Bonus or a Post-1997 Equity Bonus under
Section 2 of this Plan.

          (D) In no event shall profits or losses, except as described in
Section 1(b)(iii)(C), from any fiscal year be carried over or back to any other fiscal year or otherwise taken into consideration in computing the Pre-tax Profits for any other fiscal year.

          (iv) The Post-1997 Contingent Compensation for each fiscal year to which Employee is entitled shall be paid on or before the date which is (5) business days after the earlier of:

          (A) The date on which the Company's outside auditors complete their field work for the Company with regard to such fiscal year; or

          (B) The date on which such outside auditors approve the release of the annual earnings of the Company for such fiscal year; or

          (C) 90 days after the end of such fiscal year.

Notwithstanding anything in this Section 1(b)(iv) to the contrary, Employee shall not be paid Post-1997 Contingent Compensation for a fiscal year until after the Committee certifies in writing that the performance goals and any other material terms specified herein and necessary for Employee to receive such Post-1997 Contingent Compensation have been satisfied.

          (v) The Company shall, concurrently with payment to Employee of the Post-1997 Contingent Compensation for each fiscal year to which he is entitled hereunder, deliver and render to Employee a detailed accounting (certified by the Chief Financial Officer of the Company) setting forth therein the Company's determination of the Pre-tax Profits of the Playboy Entertainment Group for each such fiscal year.

          (vi) This Section 1(b) shall be in effect for the 1998, 1999 and 2000 fiscal years, and for each fiscal year thereafter unless and until notice is given by the Committee to Employee that this Section 1(b) shall not apply to the specified fiscal year following the 2000 fiscal year ("Section 1(b) Term").
Such notice shall be in writing and delivered no later than 30 calendar days prior to the commencement of the relevant fiscal year.

          (vii) Post-1997 Contingent Compensation, if any, due to Employee following the termination of Employee's employment with the Company shall be governed solely by the provisions of Section 1(c).

          (c) (i) If Employee's employment with the Company is effectively terminated for "cause" as provided for under any then existing employment agreement between Employee and the Company, then Employee shall only be entitled to receive, and the Company shall unconditionally pay to Employee, all 1997 Contingent Compensation or Post-1997 Contingent Compensation, as the case may be, payable with respect to all periods prior to the fiscal year ("Section 1(c) Termination Year") during which the Company notifies Employee that his employment with the Company is so terminated.

          (ii) If Employee's employment with the Company is effectively terminated on account of Employee's disability as provided under any then existing employment agreement between Employee and the Company, or otherwise as provided in the Company's long-term disability policy, or on account of Employee's death, then Employee (or Employee's estate or personal representative, as applicable) shall only be entitled to receive, and the Company shall unconditionally pay to Employee (or Employee's estate or personal representative, as applicable), the following amounts:

          (A) All unpaid Post-1997 Contingent Compensation and 1997 Contingent Compensation, as the case may be, payable with respect to all periods prior to the Section 1(c) Termination Year during which the Company notifies Employee that his employment with the Company is so terminated, or Employee's death, as the case may be, plus

          (B) That percentage of the 1997 Contingent Compensation or Post-1997 Contingent Compensation, as the case may be, otherwise payable to Employee for the Section 1(c) Termination Year equal to the fraction, the numerator of which is the number of calendar days from the beginning of the Section 1(c) Termination Year through the effective date of termination and the denominator of which is 365.

          (iii) If Employee's employment with the Company is terminated by the Company without cause as defined under any then existing employment agreement between Employee and the Company, then Employee shall only be entitled to receive, and the Company shall pay to Employee, 100% of the 1997 Contingent Compensation or Post-1997 Contingent Compensation, as the case may be, to which Employee would have been entitled for and only for the Section 1(c) Termination Year (based upon the actual 1997 Pre-tax Profits or Pre-tax Profits, as the case may be, of the Playboy Entertainment Group for such fiscal year). Any amounts payable to Employee pursuant to this Section 1(c)(iii) will be reduced by any amounts paid to Employee pursuant to Employee's Change in Control Severance Agreement dated as of June 1, 1992.

          Section 2 - 1997 Equity Bonus and Post-1997 Equity Bonus.

          (a) Employee shall be entitled to a bonus for the 1997 fiscal year ("1997 Equity Bonus") in accordance with the following provisions:

          (i) In the event that the Company directly or indirectly sells, transfers or otherwise disposes of an equity interest in Playboy Entertainment Group, Inc. ("PEGI") (or all or a portion of the assets comprising the Playboy Entertainment Group operations) (except sales of assets or operations that contributed less than 25% of the Group's total Pre-tax Profits in the fiscal year immediately preceding the fiscal year in which such sale, transfer or disposition occurs ("Measuring Year") or less than a 25% equity interest) to a third party (including a sale to the public) ("1997 Disposition") during the 1997 fiscal year and such 1997 Disposition occurs either (A) while Employee is employed by the Company or (B) within three (3) months after he is no longer employed by the Company (a "1997 Equity Disposition Transaction"), then Employee shall be entitled to a one-time 1997 Equity Bonus, as defined in Section 2(a)(ii) of this Plan. The 1997 Equity Bonus will be paid to Employee in cash promptly following the closing date of the 1997 Equity Disposition Transaction. However, Employee shall not be paid the 1997 Equity Bonus until after the Committee certifies in writing that the performance goals and any other material terms specified herein and necessary for Employee to receive such 1997 Equity Bonus have been satisfied.

          (ii) The 1997 Equity Bonus shall be computed by multiplying 1997 EB Pre-Tax Profits times the Remaining Term. "1997 EB Pre-Tax Profits" means (A) in the case of the sale, transfer or other disposition of an equity interest in PEGI entitling Employee to a 1997 Equity Bonus hereunder, the total Pre-tax Profits of PEGI for the Measuring Year times the fully-diluted percentage equity interest in PEGI acquired by the third party, and (B) in the case of a sale, transfer or other disposition of all or a portion of the assets comprising the Playboy Entertainment Group entitling Employee to a 1997 Equity Bonus hereunder, that portion of the Pre-tax Profits of Playboy Entertainment Group generated or attributable to such assets for the Measuring Year. "Remaining Term" means the lesser of (A) three (3) or (B) the number arrived at by dividing the number of full months remaining in Employee's employment term, as established by the Committee, by 12.

          (iii) It is the express intent of the Plan that the 1997 Equity Bonus shall only be payable in connection with a

1997 Equity Disposition Transaction which constitutes a bona fide transfer of an equity interest in PEGI or a bona fide sale of assets, and shall not be payable in connection with any other transaction (whether in the form of joint ventures, co-productions or otherwise) which represents a financing transaction. In no event shall the Company structure a transaction which would otherwise constitute a sale or disposition of an equity interest in PEGI or a sale of assets as a financing transaction for the purposes of frustrating the provisions of this
Section 2(a)(iii).

          (iv) The payment of the 1997 Equity Bonus, if any, will be in addition to any 1997 Contingent Compensation or Post-1997 Contingent Compensation payable to Employee under Section 1 of this Plan.

          (b) Employee shall be entitled to a bonus ("Post-1997 Equity Bonus") for all fiscal years beginning with or after the 1998 fiscal year in accordance with the following provisions:

          (i) In the event that the Company directly or indirectly sells, transfers or otherwise disposes of an equity interest in PEGI (or all or a portion of the assets comprising the Playboy Entertainment Group operations) (except sales of assets or operations that contribute less than 25% of the Group's total Pre-tax Profits in the Measuring Year or less than a 25% equity interest) to a third party (including a sale to the public) ("Post-1997 Disposition") after June 30, 1997 and such Post-1997 Disposition occurs either
(A) while Employee is employed by the Company or (B) within three (3) months after he is no longer employed by the Company (an "Equity Disposition Transaction"), then Employee shall be entitled to a one-time Post-1997 Equity Bonus, as defined in Section 2(b)(ii) of this Plan. The Post-1997 Equity Bonus will be paid to Employee in cash promptly following the closing date of the Equity Disposition Transaction. However, Employee shall not be paid the Post-1997 Equity Bonus until after the Committee certifies in writing that the performance goals and any other material terms specified herein and necessary for Employee to receive such Post-1997 Equity Bonus have been satisfied.

          (ii) The Post-1997 Equity Bonus shall be computed by multiplying Post-1997 EB Pre-Tax Profits times the Remaining Term. "Post-1997 EB Pre-Tax Profits" means (A) in the case of the sale, transfer or other disposition of an equity interest in PEGI entitling Employee to a Post-1997 Equity Bonus hereunder, the total Pre-tax Profits of PEGI for the Measuring Year times the fully-diluted percentage equity interest in PEGI acquired by the third party, and (B) in the case of a sale, transfer or other disposition of all or a portion of the assets comprising the Playboy Entertainment Group entitling Employee to a Post-1997 Equity Bonus hereunder, that portion of the Pre-tax Profits of Playboy Entertainment Group generated or attributable to such assets for the Measuring Year.

          (iii) It is the express intent of the Plan that the Post-1997 Equity Bonus shall only be payable in connection with an Equity Disposition Transaction which constitutes a bona fide transfer of an equity interest in PEGI or a bona fide sale of assets, and shall not be payable in connection with any other transaction (whether in the form of joint ventures, co-productions or otherwise) which represents a financing transaction. In no event shall the Company structure a transaction which would otherwise constitute a sale or disposition of an equity interest in PEGI or a sale of assets as a financing transaction for the purposes of frustrating the provisions of this Section 2(b)(iii).

          (iv) The payment of the Post-1997 Equity Bonus, if any, will be in addition to any 1997 Contingent Compensation or Post-1997 Contingent Compensation payable to Employee under Section 1 of this Plan.

          Section 3 - Approval of Plan by Stockholders. The Plan will be submitted for the approval by the Company's stockholder prior to the end of the Company's 1997 fiscal year. The Plan shall not take effect unless and until the Plan receives such stockholder approval.

          Section 4 - Administration.

          (a) It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and to adopt rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules.

          (b) The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          (c) Members of the Committee shall receive such compensation for their services as members as may be determined by the Board of Directors of the Company. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorney, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or awards thereunder, and all members of the Committee shall be fully protected by the Company in respect to such action, determination or interpretation.

          Section 5 - Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to Employee of any sums required by federal, state or local tax law to be withheld with respect to the payment or vesting of any award hereunder.

          Section 6 - Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

          Section 7 - Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.


                                    * * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Playboy Enterprises, Inc. on ___________________, 199__.

     Executed on this ____ day of ______________, 199__.



                                            ------------------------------------
                                                Assistant Secretary


                                    * * * *


     I hereby certify that the foregoing Plan was duly approved by the shareholders of Playboy Enterprises, Inc. on ____________________, 199__.

     Executed on this ____ day of _______________, 199__.



                                            ------------------------------------
                                                Secretary

                                                                      APPENDIX E

                           PLAYBOY ENTERPRISES, INC.
               INCENTIVE COMPENSATION PLAN FOR HERBERT M. LANEY

          Playboy Enterprises, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Playboy Enterprises, Inc. Incentive Compensation Plan for Herbert M. Laney (the "Plan"). The Compensation Committee of the Board of Directors of the Company (the "Committee") and the Board of Directors of the Company have approved the terms and conditions reflected in the Plan by action taken on April 25, 1996. The purposes of the Plan are as follows:

          (1) To further the growth, development and financial success of the Company by providing additional incentives to Herbert M. Laney ("Employee") through incentive compensation.

          (2) To enable the Company to obtain and retain the services of Employee who is considered essential to the long-range success of the Company by providing and offering him an opportunity to participate in incentive compensation arrangements which will reflect the growth, development and financial success of the Company.

          Section 1 - Contingent Compensation. Employee shall receive a sum equal to 5% on all pre-tax operating profits earned by the Catalog Group in excess of the fiscal 1996 operating profits of the Group based on cumulative profits achieved over a three year period from Fiscal Year 1997 through Fiscal Year 1999 (the "Contingent Compensation"). (By way of example, if Fiscal Year 1996 operating profits for the Group are $5,521,000, Employee would be entitled to 5% of the cumulative profits in excess of $16,563,000.) Employee shall not be entitled to the Contingent Compensation unless he is employed by the Company through Fiscal Year 1999. Furthermore, Employee shall not be paid the Contingent Compensation until after the Committee certifies in writing that the performance goals and any other material terms necessary for Employee to receive such Contingent Compensation have been satisfied.

          Section 2 - Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders prior to the end of the Company's 1997 fiscal year. The Plan shall not take effect unless and until the Plan receives such stockholder approval.

          Section 3 - Administration.

          (i) It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and to adopt rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules.

          (ii) The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          (iii) Members of the Committee shall receive such compensation for their services as members as may be determined by the Board of Directors of the Company. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or awards thereunder, and all members of the Committee shall be fully protected by the Company in respect to such action, determination or interpretation.

          Section 4 - Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to Employee of any sums required by federal, state or local tax law to be withheld with respect to the payment or vesting of any award hereunder.

          Section 5 - Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

          Section 6 - Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

                                    * * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Playboy Enterprises, Inc. on ___________________, 199__.

     Executed on this ____ day of ______________, 199__.



                                       ----------------------------------------
                                            Assistant Secretary

                                    * * * *


     I hereby certify that the foregoing Plan was duly approved by the shareholders of Playboy Enterprises, Inc. on ____________________, 199__.

     Executed on this ____ day of _______________, 199__.



                                       ----------------------------------------
                                            Secretary

                                      -3-